EXECUTION COPY





                    AMENDMENT AGREEMENT dated as of March 29, 2001 (this "Agreement"), among TEREX CORPORATION, a Delaware corporation ("Terex"), the LENDERS listed on the signature pages hereof under the captions "Existing Tranche C Lenders" and "Additional Lenders" (together, the "Lenders"), and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch ("CSFB"), as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent") for the Lenders.


     A. Reference is made to (i) the Credit Agreement dated as of March 6, 1998, as amended prior to the date hereof (the "Original Credit Agreement"), among Terex, certain subsidiaries of Terex, the lenders party thereto (the "Original Lenders") and the administrative agent and the collateral agent for the Original Lenders, and (ii) the Tranche C Credit Agreement dated as of July 2, 1999, as amended prior to the date hereof (the "Original Tranche C Credit Agreement" and, together with the Original Credit Agreement, the "Existing Credit Agreements"), among Terex, the lenders party thereto (the "Tranche C Lenders") and CSFB, as Administrative Agent and Collateral Agent.

     B. Pursuant to the Original Tranche C Credit Agreement, the Tranche C Lenders have made term loans (the "Tranche C Term Loans") to Terex.

     C. Terex has informed the Administrative Agent that it intends to issue $300,000,000 aggregate principal amount of new senior subordinated notes (the "New Subordinated Notes") and to use the Net Cash Proceeds from the first $200,000,000 of such notes to (i) prepay in full the Tranche A Term Loans (as defined in the Original Credit Agreement) and (ii) to apply the balance of such amount pro rata to prepay the Tranche B Term Loans (as defined in the Original Credit Agreement) and the Tranche C Term Loans.

     D. Terex has requested (i) that the Original Tranche C Credit Agreement be amended and restated in the form of the Amended and Restated Tranche C Credit Agreement set forth as Exhibit A hereto (the "Restated Tranche C Credit Agreement") and (ii) that the Additional Lenders agree to become Revolving Lenders under the Restated Tranche C Credit Agreement (as such term is defined therein).

     E. The  Required  Lenders (as defined in and under the  Original  Tranche C
Credit  Agreement)  are willing so to amend and restate the  Original  Tranche C
Credit Agreement, and the Additional Lenders are willing to become Revolving Lenders under the Restated Tranche C Credit Agreement, in each case, on the terms and subject to the conditions set forth or referred to herein.

     F. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Restated Tranche C Credit Agreement.

     SECTION 2. Amendment and Restatement of the Original Tranche C Credit Agreement. (a) Terex, the Required Lenders, the Additional Lenders, the Administrative Agent and the Collateral Agent agree that the Original Tranche C Credit Agreement (including all Exhibits and Schedules thereto) is hereby amended and restated, effective as of the Restatement Closing Date (as defined below), to read in its entirety as set forth in Exhibit A hereto. As used in the Restated Tranche C Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, mean the Original Tranche C Credit Agreement as amended and restated by this Agreement.

     (b) On the Restatement Closing Date, upon the effectiveness of this Agreement, each Loan (in each case, as defined in and outstanding under the Original Tranche C Credit Agreement) shall be deemed to be a Tranche C Term Loan under the Restated Tranche C Credit Agreement.

     SECTION 3. Representations and Warranties. Terex hereby makes to each of the other parties hereto, on and as of the Restatement Closing Date, each of the representations and warranties contained in Article III of the Restated Tranche C Credit Agreement, and each of such representations and warranties is hereby incorporated by reference herein.

     SECTION 4. Fees. On the Restatement Closing Date, upon the effectiveness of this Agreement, Terex agrees to pay a fee (the "Amendment Fee") to each Lender that executes and delivers to the Administrative Agent (or its counsel) a signature page to this Agreement on or prior to the Restatement Closing Date, through the Administrative Agent, in an amount equal to 0.25% of the aggregate amount of the outstanding Tranche C Term Loans of such Lender, in each case (i) immediately prior to the effectiveness of this Agreement but (ii) after giving effect to the prepayments referred to in Section 5(g) below. The Amendment Fee shall be payable on the Restatement Closing Date in immediately available funds. Once paid, the Amendment Fee shall not be refundable under any circumstances.

     SECTION 5. Conditions to Effectiveness. The effectiveness of this Agreement and the amendment and restatement of the Original Tranche C Credit Agreement shall be subject to the satisfaction on a single date (the "Restatement Closing Date") on or prior to March 31, 2001, of the following conditions precedent:

     (a) The Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion of Eric Cohen, General Counsel of Terex, substantially to the effect set forth in Exhibit D of the Restated Tranche C Credit Agreement, (i) dated the Restatement Closing Date, (ii) addressed to the Administrative Agent and the Lenders, and (iii) covering such other matters relating to this Agreement and the Loan Documents as the Administrative Agent shall reasonably request.

     (b) All legal matters incident to this Agreement, the Restated Tranche C Credit Agreement and the other Loan Documents shall be reasonably satisfactory to the Required Lenders, the Additional Lenders and to the Administrative Agent.

     (c) The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or other organizational documents, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State or other Governmental Authority of the state or other jurisdiction of its organization, and a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State or other Governmental Authority; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Restatement Closing Date and certifying
(A) that attached thereto is a true and complete copy of the By-laws or other organizational documents of such Loan Party as in effect on the Restatement Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or other appropriate party of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of Terex, the borrowings thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or other organizational documents of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party, and (E) as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing such certificate; and (iv) such other documents as the Lenders or the Administrative Agent may reasonably request.

     (d) The Administrative Agent shall have received a certificate, dated the Restatement Closing Date and signed by a Financial Officer of Terex, confirming that (i) the representations and warranties set forth in Article III of the Restated Tranche C Credit Agreement are true and correct in all material respects on and as of the Restatement Closing Date, (ii) each Loan Party is in compliance with the terms and provisions set forth in each Loan Document to which it is a party and (iii) no Default or Event of Default has occurred and is continuing.

     (e) The Administrative Agent shall have received the Amendment Fee and all other amounts due and payable by Terex on or prior to the Restatement Closing Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by Terex under the Restated Tranche C Credit Agreement or under any other Loan Document.

     (f) Each of the Loan Documents (other than the Restated Tranche C Credit Agreement) shall be in full force and effect.

     (g) Terex shall have issued the New Subordinated Notes and shall have applied the Net Cash Proceeds substantially concurrent therewith from the first $200,000,000 thereof to the prepayment of the Term Loans and the Loans under and as defined in the Original Credit Agreement and the Original Tranche C Credit Agreement, respectively. The application of such Net Cash Proceeds to the outstanding Term Loans and Loans shall be as set forth on Schedule 1 hereto, and the Required Lenders hereby consent to such application.

     SECTION 6. Conditions to First Credit Event After Restatement Closing Date. The following shall be further conditions precedent to the first Credit Event after the Restatement Closing Date:

     (a) The Collateral Agent shall have received a Perfection Certificate with respect to the Loan Parties dated on or after the Restatement Closing Date and duly executed by a Responsible Officer of Terex, or a certificate duly executed by a Responsible Officer of Terex indicating that no changes to the information contained therein are necessary since the last such Perfection Certificate delivered to the Collateral Agent by Terex.

     (b) To the extent indicated in the Perfection Certificate delivered pursuant to paragraph (a) above, or with respect to any Mortgaged Property or property required to be Mortgaged Property, each document (including each Uniform Commercial Code financing statement) required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Collateral Agent for the benefit of the Secured Parties a valid, legal and perfected first-priority security interest in and lien on the Collateral shall have been delivered to the Collateral Agent.

     SECTION 7. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     SECTION 8. No Novation. Neither this Agreement nor the effectiveness of the Restated Tranche C Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Original Tranche C Credit Agreement or discharge or release the Lien or priority of any security agreement, any pledge agreement or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Original Tranche C Credit Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement, the Restated Tranche C Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of Terex under the Original Tranche C Credit Agreement or Terex or any other Loan Party under any Loan Document (as defined in the Original Tranche C Credit Agreement) from any of its obligations and liabilities thereunder. Each of the Original Tranche C Credit Agreement and the other Loan Documents shall remain in full force and effect, until and except as modified hereby or in connection herewith. This Agreement shall constitute a Loan Document for all purposes of the Original Credit Agreement and the Restated Tranche C Credit Agreement.

     SECTION 9. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Restated Tranche C Credit Agreement.

     SECTION 10. Counterparts. This Agreement may be executed in one or more counterparts, each of which when taken together shall constitute but one contract, and shall become effective as provided in Section 12 hereof. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart hereof.

     SECTION 11. Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and are not to be taken into consideration in interpreting this Agreement.

     SECTION 12. Effectiveness. This Agreement shall become effective on the date that the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of Terex, the Required Lenders and the Additional Lenders.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                   TEREX CORPORATION,

                                   by:
                                        ___________________________
                                          Name:
                                          Title:



                                   CREDIT SUISSE FIRST BOSTON,
                                   as Administrative Agent, as Collateral Agent, and as an Issuing Bank

                                   by:
                                        ____________________________
                                          Name:
                                          Title:


                                   by:
                                        ____________________________
                                          Name:
                                          Title:

                                             Existing Tranche C Lenders




                                             _______________________________,
                                             as an Existing Tranche C Lender

                                               by
                                                  _____________________________
                                                   Name:
                                                   Title:

                                            Additional Lenders



                                            ________________________________,
                                            as an Additional Lender

                                               by
                                                  ______________________________
                                                   Name:
                                                   Title:

                                                                      Schedule 1







--------------------------------------------------------------------------------

 Term Loans   Outstanding Prior to  Net Cash Proceeds Applied     Outstanding
                   Prepayment           Toward Prepayment       After Prepayment
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Tranche A           $41.0                   $41.0                    $0
--------------------------------------------------------------------------------

  Tranche B          $169.5                   $45.8                  $123.7
--------------------------------------------------------------------------------

  Tranche C          $398.9                   $107.7                 $291.2
--------------------------------------------------------------------------------

    Total            $609.4                   $194.5                 $414.9
--------------------------------------------------------------------------------

                                                                       EXHIBIT A


================================================================================
                 AMENDED AND RESTATED TRANCHE C CREDIT AGREEMENT


                           dated as of March 29, 2001,

                                      among

                               TEREX CORPORATION,

                            THE LENDERS NAMED HEREIN

                                       and

                           CREDIT SUISSE FIRST BOSTON,

                             as Administrative Agent

                                       and

                               as Collateral Agent



                           CREDIT SUISSE FIRST BOSTON

                                       and

                           SALOMON SMITH BARNEY INC.,

                             as Joint Lead Arrangers

                              and Joint Bookrunners

                            SALOMON SMITH BARNEY INC.

                              as Syndication Agent


================================================================================
                                                         [CS&M Ref No. 5865-043]

                                TABLE OF CONTENTS

                                                                         Page



                                    ARTICLE I

                                   Definitions


SECTION 1.01.  Defined Terms................................................1
SECTION 1.02.  Terms Generally.............................................30
SECTION 1.03.  Classification of Loans and Borrowings......................30




                                   ARTICLE II

                                   The Credits


SECTION 2.01.  Commitments and Loans.......................................31
SECTION 2.02.  Loans.......................................................31
SECTION 2.03.  Borrowing Procedure.........................................33
SECTION 2.04.  Evidence of Debt; Repayment of Loans........................34
SECTION 2.05.  Fees........................................................35
SECTION 2.06.  Interest on Loans...........................................36
SECTION 2.07.  Default Interest............................................36
SECTION 2.08.  Alternate Rate of Interest..................................37
SECTION 2.09.  Termination and Reduction of Commitments....................37
SECTION 2.10.  Conversion and Continuation of Borrowings...................38
SECTION 2.11.  Repayment of Term Borrowings................................39
SECTION 2.12.  Prepayment..................................................40
SECTION 2.13.  Mandatory Prepayments.......................................41
SECTION 2.14.  Reserve Requirements; Change in Circumstances...............43
SECTION 2.15.  Change in Legality..........................................45
SECTION 2.16.  Indemnity...................................................46
SECTION 2.17.  Pro Rata Treatment..........................................47
SECTION 2.18.  Sharing of Setoffs..........................................47
SECTION 2.19.  Payments....................................................48
SECTION 2.20.  Taxes.......................................................48
SECTION 2.21.  Assignment of Commitments Under Certain Circumstances;
                         Duty to Mitigate..................................50
SECTION 2.22.  Pro Rata Treatment of Term Loans and Existing Term Loans....51
SECTION 2.23.  Letters of Credit...........................................51

SECTION 2.24.  Incremental Revolving Credit Commitments....................56
SECTION 2.25.  Incremental Term Loan Commitments...........................58


                                   ARTICLE III

                         Representations and Warranties

SECTION 3.01.  Organization; Powers........................................59
SECTION 3.02.  Authorization...............................................59
SECTION 3.03.  Enforceability..............................................60
SECTION 3.04.  Governmental Approvals......................................60
SECTION 3.05.  Financial Statements........................................60
SECTION 3.06.  No Material Adverse Change..................................60
SECTION 3.07.  Title to Properties; Possession Under Leases................61
SECTION 3.08.  Subsidiaries................................................61
SECTION 3.09.  Litigation; Compliance with Laws............................61
SECTION 3.10.  Agreements..................................................62
SECTION 3.11.  Federal Reserve Regulations.................................62
SECTION 3.12.  Investment Company Act; Public Utility Holding Company Act..62
SECTION 3.13.  Use of Proceeds.............................................62
SECTION 3.14.  Tax Returns.................................................62
SECTION 3.15.  No Material Misstatements...................................63
SECTION 3.16.  Employee Benefit Plans......................................63
SECTION 3.17.  Environmental Matters.......................................64
SECTION 3.18.  Insurance...................................................65
SECTION 3.19.  Security Documents..........................................65
SECTION 3.20.  Location of Real Property and Leased Premises...............66
SECTION 3.21.  Labor Matters...............................................66
SECTION 3.22.  Solvency....................................................66


                                   ARTICLE IV

                              Conditions of Lending



                                    ARTICLE V

                              Affirmative Covenants

SECTION 5.01.  Existence; Businesses and Properties........................67
SECTION 5.02.  Insurance...................................................68
SECTION 5.03.  Obligations and Taxes.......................................70

SECTION 5.04.  Financial Statements, Reports, etc..........................70
SECTION 5.05.  Litigation and Other Notices................................72
SECTION 5.06.  Employee Benefits...........................................72
SECTION 5.07.  Maintaining Records; Access to Properties and Inspections...72
SECTION 5.08.  Use of Proceeds.............................................73
SECTION 5.09.  Compliance with Environmental Laws..........................73
SECTION 5.10.  Preparation of Environmental Reports........................73
SECTION 5.11.  Further Assurances..........................................73


                          ARTICLE VINegative Covenants

SECTION 6.01.  Indebtedness................................................75
SECTION 6.02.  Liens.......................................................77
SECTION 6.03.  Sale and Lease-Back Transactions............................79
SECTION 6.04.  Investments, Loans and Advances.............................79
SECTION 6.05.            ..................................................81
SECTION 6.06.  Dividends and Distributions; Restrictions on Ability of
                         Restricted Subsidiaries to Pay Dividends..........82
SECTION 6.07.  Transactions with Affiliates................................83
SECTION 6.08.  Business of the Borrower and Restricted Subsidiaries........83
SECTION 6.09.  Other Indebtedness and Agreements...........................83
SECTION 6.10.  Capital Expenditures........................................84
SECTION 6.11.  Consolidated Leverage Ratio.................................85
SECTION 6.12.  Consolidated Interest Coverage Ratio........................85
SECTION 6.13.  Consolidated Fixed Charge Coverage Ratio....................85
SECTION 6.14.  Fiscal Year.................................................85
SECTION 6.15.  Designation of Unrestricted Subsidiaries....................85


                                   ARTICLE VII

                                Events of Default

                                  ARTICLE VIII

                The Administrative Agent and the Collateral Agent


                                   ARTICLE IX

                                  Miscellaneous

SECTION 9.01.  Notices.....................................................93
SECTION 9.02.  Survival of Agreement.......................................94

SECTION 9.03.  Binding Effect..............................................94
SECTION 9.04.  Successors and Assigns......................................94
SECTION 9.05.  Expenses; Indemnity.........................................98
SECTION 9.06.  Right of Setoff.............................................99
SECTION 9.07.  Applicable Law.............................................100
SECTION 9.08.  Waivers; Amendment.........................................100
SECTION 9.09.  Interest Rate Limitation...................................101
SECTION 9.10.  Entire Agreement...........................................101
SECTION 9.11.  Waiver of Jury Trial.......................................101
SECTION 9.12.  Severability...............................................102
SECTION 9.13.  Counterparts...............................................102
SECTION 9.14.  Headings...................................................102
SECTION 9.15.  Jurisdiction; Consent to Service of Process................102
SECTION 9.16.  Confidentiality............................................103
SECTION 9.17.  Rights of Existing Lenders.................................104
SECTION 9.18.  Designated Senior Indebtedness.............................104
SECTION 9.19.  Rights of Additional L/C Issuing Banks.....................101

SCHEDULES

Schedule 1.01(a)         Subsidiary Guarantors
Schedule 1.01(b)         Mortgaged Properties
Schedule 2.01            Lenders; Commitments
Schedule 3.08            Subsidiaries
Schedule 3.09            Litigation
Schedule 3.17            Environmental
Schedule 3.18            Insurance
Schedule 3.20(a)         Owned Real Property
Schedule 3.20(b)         Leased Real Property
Schedule 3.21            Labor



EXHIBITS

Exhibit A           Form of Administrative Questionnaire
Exhibit B           Form of Assignment and Acceptance
Exhibit C           Form of Borrowing Request
Exhibit D           Opinion of General Counsel

                         AMENDED AND RESTATED  TRANCHE C CREDIT  AGREEMENT dated
                    as of March 29, 2001 (this "Agreement"), among TEREX CORPORATION, a Delaware corporation (the "Borrower"), the LENDERS party hereto, the ISSUING BANKS (as defined in Article I) and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch, as administrative agent and collateral agent for the Lenders.


         The parties hereto agree as follows:


                                    ARTICLE I

                                   Definitions

     SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

     "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

     "Acquired Indebtedness" shall mean Indebtedness of a person or any of its subsidiaries (the "Acquired Person") (a) existing at the time such person becomes a Restricted Subsidiary of the Borrower or at the time it merges or consolidates with the Borrower or any of its Restricted Subsidiaries or (b) assumed in connection with the acquisition of assets from such person; provided in each case that (i) such Indebtedness was not created in contemplation of such acquisition, merger or consolidation and (ii) such acquisition, merger or consolidation is otherwise permitted under this Agreement.

     "Acquired Person" shall have the meaning assigned to such term in the definition of the term "Acquired Indebtedness".

     "Additional L/C Issuing Bank" shall have the meaning assigned to such term in the Existing Credit Agreement as in effect on the Restatement Closing Date.

     "Additional Letter of Credit" shall mean each letter of credit issued pursuant to the Additional L/C Facility.

     "Additional L/C Exposure" shall mean at any time the sum of (a) the aggregate undrawn amount of all outstanding Additional Letters of Credit at such time and (b) the aggregate principal amount of all disbursements in respect of Additional Letters of Credit that have not yet been reimbursed at such time.

     "Additional L/C Facility" shall mean the letter of credit subfacility under this Agreement or any other credit facility, and any refinancing or replacement of such facility, entered into by the Borrower, one or more of the Subsidiary Borrowers and one or more Additional L/C Issuing Banks that shall have as its sole purpose the issuance of letters of credit to be used by the Borrower and one or more of the Subsidiary Borrowers in the ordinary course of business and that shall require prompt reimbursement upon any funding of any such letter of credit.

     "Additional Subordinated Notes" shall mean subordinated notes issued from time to time by the Borrower, or assumed in connection with a Permitted Acquisition after the Restatement Closing Date; provided that (a) such subordinated notes do not require any scheduled payment of principal prior to a date that is 12 months after the Term Loan Maturity Date and (b) the subordination provisions and other non-pricing terms and conditions of such subordinated notes are no less favorable to the Loan Parties and the Lenders than the analogous provisions of the New Subordinated Notes.

     "Administrative Agent" shall mean CSFB in its capacity as administrative agent under this Agreement unless and until a successor agent is appointed pursuant to Article VIII.

     "Administrative  Fees"  shall  have the  meaning  assigned  to such term in
Section 2.05(b).

     "Adjusted LIBO Rate" shall mean, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the LIBO Rate in effect for such Interest Period multiplied by Statutory Reserves.

     "Administrative Questionnaire" shall mean an Administrative Questionnaire in the form of Exhibit A, or such other form as shall be supplied by the Administrative Agent.

     "Affiliate" shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified.

     "Agents" shall have the meaning assigned to such term in Article VIII.

     "Aggregate Revolving Credit Exposure" shall mean the aggregate amount of the Lenders' Revolving Credit Exposures.

     "Alternate Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 2 of 1%. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively. The term "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced as being effective. The term "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     "Amendment Agreement" shall mean the Amendment Agreement dated as of the Restatement Closing Date, among the Borrower, the Administrative Agent, the Collateral Agent and certain Lenders.

     "Applicable Percentage" shall mean, for any day, with respect to any Eurocurrency Revolving Loan, Eurocurrency Term Loan, ABR Revolving Loan, ABR Term Loan or with respect to the Facility Fees, as the case may be, the applicable percentage set forth below under the caption "Eurocurrency Spread -Revolving Loans", "Eurocurrency Spread - Term Loans", "ABR Spread - Revolving Loans", "ABR Spread - Term Loans" or "Facility Fee Percentage", as the case may be, based upon the Consolidated Leverage Ratio as of the relevant date of determination:

====================================================================================================================
                               Eurocurrency       Eurocurrency            ABR             ABR       Facility Fee
        Consolidated           Spread-Revolving       Spread -        Spread-Revolving    Spread -
       Leverage Ratio              Loans            Term Loans            Loans         Term Loans  Percentage 1/
--------------------------------------------------------------------------------------------------------------------

Category 1

Greater than or equal to
4.50 to 1.00                       2.50%               3.25%              1.50%           2.25%         0.500%
--------------------------------------------------------------------------------------------------------------------

Category 2

Greater than or equal to
4.00 to 1.00 but less than
4.50 to 1.00                       2.25%               3.00%              1.25%           2.00%         0.500%
--------------------------------------------------------------------------------------------------------------------

Category 3

Greater than or equal to
3.50 to 1.00 but less than
4.00 to 1.00                       1.75%               3.00%              0.75%           2.00%         0.500%
--------------------------------------------------------------------------------------------------------------------

Category 4

Greater than or equal to
3.00 to 1.00 but less than
3.50 to 1.00                       1.625%              3.00%              0.625%          2.00%         0.375%
--------------------------------------------------------------------------------------------------------------------

Category 5

Less than 3.00 to 1.00             1.375%              3.00%              0.375%          2.00%         0.375%
====================================================================================================================

Each change in the Applicable Percentage resulting from a change in the Consolidated Leverage Ratio shall be effective with respect to all Loans and Letters of Credit on the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.04(a) or (b) based upon the Consolidated Leverage Ratio as of the end of the most recent fiscal quarter included in such financial statements so delivered, and shall remain in effect until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, at any time after the occurrence and during the continuance of an Event of Default, the Consolidated Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Percentage.

     "Approved Fund" shall have the meaning assigned to such term in Section 9.04(b).
------------------------
1/ Provided that Facility Fees shall increse by 0.125% at all times that utilaization under the Total Revolving Credit Commitments pursuant to this Agreement and the Existing Credit Agreement is less that 15%.

     "Asset Sale" shall mean the sale, transfer or other disposition (by way of merger or otherwise and including by way of a Sale and Leaseback) by the Borrower or any Restricted Subsidiary to any person other than the Borrower or any Subsidiary Guarantor of (a) any capital stock of any Subsidiary (other than directors' qualifying shares) or (b) any other assets of the Borrower or any Restricted Subsidiary (other than inventory, excess, damaged, obsolete or worn out assets, scrap, Permitted Investments, accounts receivable and/or letters of credit supporting accounts receivable issued to the Borrower or any Restricted Subsidiary, in each case disposed of in the ordinary course of business and, in the case of accounts receivable, consistent with past practice); provided that any asset sale or series of related asset sales described in clause (b) above having a value not in excess of $5,000,000 shall be deemed not to be an "Asset Sale" for purposes of this Agreement; and provided, further, that, without limiting the generality of the foregoing and any rights that exist as a result thereof with respect to the sale of accounts receivable, the sale of Program Receivables pursuant to the Receivables Program shall be deemed not to be an "Asset Sale" for the purposes of this Agreement.

     "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent, in the form of Exhibit B or such other form as shall be approved by the Administrative Agent.

     "Board" shall mean the Board of Governors of the Federal Reserve System of the United States of America.

     "Borrowing" shall mean a group of Loans of a single Type made by the Lenders on a single date and as to which a single Interest Period is in effect.

     "Borrowing Request" shall mean a request by the Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit C.

     "Breakage Event" shall have the meaning assigned to such term in Section 2.16.

     "Business Day" shall mean any day other than a Saturday, Sunday or day on which banks in New York City are authorized or required by law to close; provided, however, that when used in connection with a Eurocurrency Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

     "Capital Lease Obligations" of any person shall mean the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

     "Casualty" shall have the meaning assigned to such term in the Mortgages.

     "Casualty Proceeds" shall have the meaning assigned to such term in the Mortgages.

     A "Change in Control" shall be deemed to have occurred if (a) any person or group (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the Restatement Closing Date) shall own directly or indirectly, beneficially or of record, shares representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower; (b) a majority of the seats (other than vacant seats) on the board of directors of the Borrower shall at any time be occupied by persons who were neither (i) nominated by the board of directors of the Borrower, nor (ii) appointed by directors so nominated; (c) any change in control (or similar event, however denominated) with respect to the Borrower or any of its Restricted Subsidiaries shall occur under and as defined in any indenture or agreement in respect of Indebtedness in an outstanding principal amount in excess of $5,000,000 to which the Borrower or any of its Restricted Subsidiaries is a party; or (d) any person or group shall otherwise directly or indirectly Control the Borrower.

     "Charges" shall have the meaning assigned to such term in Section 9.09.

     "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Tranche C Term Loans or Incremental Term Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Credit Commitment or an Incremental Term Loan Commitment.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Collateral" shall mean all the "Collateral" as defined in any Security Document and shall also include the Mortgaged Properties.

     "Collateral Agent" shall mean CSFB in its capacity as collateral agent under this Agreement unless and until a successor agent is appointed pursuant to
Article VIII.

     "Commitment" shall mean, with respect to any Lender, such Lender's Revolving Credit Commitment and Incremental Term Loan Commitment (if any).

     "Condemnation" shall have the meaning assigned to such term in the Mortgages.

     "Condemnation Proceeds" shall have the meaning assigned to such term in the Mortgages.

     "Confidential   Information   Memorandum"   shall  mean  the   Confidential
Information Memorandum of the Borrower dated March 2001.

     "Consolidated Capital Expenditures" shall mean, for any period, the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability) by the Borrower or any of its Restricted Subsidiaries during such period that, in accordance with GAAP, are or should be included in "additions to property, plant and equipment" or similar items reflected in the consolidated statement of cash flows of the Borrower and the Restricted Subsidiaries for such period (including the amount of assets leased by incurring any Capital Lease Obligation); provided that expenditures for Permitted Acquisitions shall not constitute Consolidated Capital Expenditures.

     "Consolidated Current Assets" shall mean, as of any date of determination, the total assets that would properly be classified as current assets (other than cash and cash equivalents) of the Borrower and its Restricted Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Current Liabilities" shall mean, as of any date of determination, the total liabilities (other than, without duplication, (a) the current portion of long-term Indebtedness and (b) outstanding Revolving Loans) that would properly be classified as current liabilities of the Borrower and its Restricted Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.

     "Consolidated EBITDA" shall mean, for any period, Consolidated Net Income for such period, plus, without duplication and to the extent deducted from revenues in determining Consolidated Net Income for such period, the sum of (a) the aggregate amount of Consolidated Interest Expense for such period, (b) the aggregate amount of letter of credit fees paid during such period, (c) the aggregate amount of income and franchise tax expense for such period, (d) all amounts attributable to depreciation and amortization for such period, (e) all non-recurring non-cash charges during such period and (f) all non-cash adjustments made to translate foreign assets and liabilities for changes in foreign exchange rates made in accordance with FASB No. 52, and minus, without duplication and to the extent added to revenues in determining Consolidated Net Income for such period, (i) all non-recurring non-cash gains during such period and (ii) all non-cash adjustments made to translate foreign assets and liabilities for changes in foreign exchange rates made in accordance with FASB No. 52, all as determined on a consolidated basis with respect to the Borrower and its Restricted Subsidiaries in accordance with GAAP.

     "Consolidated Fixed Charge Coverage Ratio" shall mean, for any period, the ratio of (a) Consolidated EBITDA for such period to (b) the sum, without duplication, of (i) Consolidated Interest Expense for such period; (ii) income or franchise taxes paid in cash during such period; (iii) scheduled and voluntary payments of principal with respect to all Indebtedness (including the principal portion of Capital Lease Obligations but excluding payments for inventory to be sold in the ordinary course of business) of the Borrower and its Restricted Subsidiaries on a consolidated basis during such period (other than repayments of (x) Loans under the Original Tranche C Credit Agreement made on the Restatement Closing Date or (y) Indebtedness with the proceeds of other Indebtedness permitted to be incurred hereunder or equity); (iv) payments permitted pursuant to Section 6.06 made in cash during such period; and (v) Consolidated Capital Expenditures made in cash during such period.

     "Consolidated Interest Coverage Ratio" shall mean, for any period, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period.

     "Consolidated Interest Expense" of the Borrower and its Restricted Subsidiaries shall mean, for any period, interest expense of the Borrower and its Restricted Subsidiaries for such period, net of interest income, included in the determination of Consolidated Net Income. For purposes of the foregoing, interest expense shall be determined after giving effect to any net payments made or received by the Borrower and its Restricted Subsidiaries under Interest Rate Protection Agreements. Notwithstanding that the Receivables Program does not constitute Indebtedness under GAAP, for the purposes of calculating Consolidated Interest Expense under this Agreement, Consolidated Interest Expense shall also include, for any period, any fees, discounts, premiums, expenses or similar amounts (other than legal fees and expenses) incurred, without duplication, by the Borrower or any of its Restricted Subsidiaries in connection with the Receivables Program for such period, including, without limitation, purchase discounts (net of any loss reserves), purchase premiums, operating expense fees, structuring fees, collection agent fees, unutilized purchase limit fees and other similar fees and expenses.

     "Consolidated Leverage Ratio" shall mean, as of any date of determination, the ratio of (a) Total Debt on such date to (b) the sum of (i) Consolidated EBITDA for the most recent period of four consecutive fiscal quarters ended on or prior to such date and (ii) the Pro Forma Acquisition EBITDA of all Acquired Persons acquired during such period of four consecutive fiscal quarters. For purposes of calculating the Consolidated Leverage Ratio as of any date, if any portion of the Total Debt outstanding on such date is denominated in a currency other than dollars, then the portion, if any, of Consolidated EBITDA or Pro Forma Acquisition EBITDA during the period of four consecutive fiscal quarters ending on or prior to such date and denominated in any such other currency shall be translated to dollars using the same exchange rate as is used to translate such portion of the Total Debt denominated in such other currency.

     "Consolidated Net Income" shall mean, for any period, the sum of net income (or loss) for such period of the Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP, but excluding: (a) any income of any person if such person is not a Subsidiary, except that the Borrower's equity in the net income of any such person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such person during such period to the Borrower or a Restricted Subsidiary as a dividend or other distribution; (b) the income (or loss) of any person accrued prior to the date it became a Restricted Subsidiary of the Borrower or is merged into or consolidated with the Borrower or such person's assets are acquired by the Borrower or any of its Restricted Subsidiaries; (c) non-recurring gains (or losses) during such period; (d) extraordinary gains (or losses), as defined under GAAP during such period; and (e) the income of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by the Restricted Subsidiary of that income is prohibited by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to the Restricted Subsidiary.

     "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlling" and "Controlled" shall have meanings correlative thereto.

     "CSFB" shall mean Credit Suisse First Boston, a bank organized under the laws of Switzerland, acting through its New York branch.

     "Default" shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

     "dollars" or "$" shall mean lawful money of the United States of America.

     "Domestic  Subsidiaries"  shall  mean  all  Subsidiaries   incorporated  or
organized under the laws of the United States of America, any State thereof or the District of Columbia.

     "environment" shall mean ambient air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, the workplace or as otherwise defined in any Environmental Law.

         "Environmental Claim" shall mean any written accusation, allegation, notice of violation, claim, demand, order, directive, cost recovery action or other cause of action by, or on behalf of, any Governmental Authority or any person for damages, injunctive or equitable relief, personal injury (including sickness, disease or death), Remedial Action costs, tangible or intangible property damage, natural resource damages, nuisance, pollution, any adverse effect on the environment caused by any Hazardous Material, or for fines, penalties or restrictions, resulting from or based upon (a) the existence, or the continuation of the existence, of a Release (including sudden or non-sudden, accidental or non-accidental Releases), (b) exposure to any Hazardous Material,
(c) the presence, use, handling, transportation, storage, treatment or disposal of any Hazardous Material or (d) the violation or alleged violation of any Environmental Law or Environmental Permit.

     "Environmental Law" shall mean any and all applicable present and future treaties, laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. " 9601 et seq. (collectively "CERCLA"), the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. Sections 6901 et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. Sections 1251 et seq., the Clean Air Act of 1970, as amended 42 U.S.C. Sections 7401 et seq., the Toxic Substances Control Act of 1976, 15 U.S.C. Sections 2601 et seq., the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. Sections 651 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Sections 11001 et seq., the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. Sections 300(f) et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Sections 5101 et seq., and any similar or implementing state or local law, and all amendments or regulations promulgated under any of the foregoing.

     "Environmental Permit" shall mean any permit, approval, authorization, certificate, license, variance, filing or permission required by or from any Governmental Authority pursuant to any Environmental Law.

     "Equity Issuance" shall mean any issuance or sale by the Borrower or any Restricted Subsidiary of any shares of capital stock or other equity securities of any such person or any obligations convertible into or exchangeable for, or giving any person a right, option or warrant to acquire such securities or such convertible or exchangeable obligations, except in each case for (a) any issuance or sale to the Borrower or any Restricted Subsidiary, (b) any issuance of directors' qualifying shares, (c) sales or issuances of common stock to management or employees of the Borrower or any Restricted Subsidiary under any employee stock option plan, stock purchase plan, retirement plan, deferred compensation plan or other employee benefit plan in existence from time to time to the extent that (i) the proceeds from all sales and issuances described in this clause (c) shall not exceed in the aggregate $5,000,000 in any fiscal year of the Borrower and (ii) the shares of common stock issued pursuant to this clause (c) shall not exceed 10% of the common stock of the Borrower or such Restricted Subsidiary, as applicable.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

     "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

     "ERISA Event" shall mean (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan; (b) the adoption of any amendment to a Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA; (c) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (d) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (e) the incurrence of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of the Borrower or any of its ERISA Affiliates from any Plan or Multiemployer Plan; (f) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (g) the receipt by the Borrower or any ERISA Affiliate of any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; (h) the occurrence of a "prohibited transaction" with respect to which the Borrower or any of its Subsidiaries is a "disqualified person" (within the meaning of Section 4975 of the Code) or with respect to which the Borrower or any such Subsidiary could otherwise be liable; (i) any other event or condition with respect to a Plan or Multiemployer Plan that could reasonably be expected to result in liability of the Borrower; and (j) any Foreign Benefit Event.

     "Euro" shall mean the single currency of the European Union as constituted by the Treaty on European Union.

     "Eurocurrency", when used in reference to any Loan or Borrowing, refers to whether such Loan or the Loans comprising such Borrowing are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

     "Event of Default" shall have the meaning assigned to such term in Section 7.01.

     "Excess Cash Flow" shall mean, for any fiscal year of the Borrower, the excess of (a) the sum, without duplication, of (i) Consolidated EBITDA for such fiscal year, (ii) extraordinary or non-recurring cash receipts of the Borrower and its Restricted Subsidiaries, if any, during such fiscal year and not included in Consolidated EBITDA and (iii) reductions to non-cash working capital of the Borrower and its Restricted Subsidiaries for such fiscal year (i.e., the decrease, if any, in Consolidated Current Assets minus Consolidated Current

Liabilities from the beginning to the end of such fiscal year), over (b) the sum, without duplication, of (i) the amount of any cash income taxes payable by the Borrower and its Restricted Subsidiaries with respect to such fiscal year,
(ii) cash interest paid by the Borrower and its Restricted Subsidiaries during such fiscal year, (iii) Consolidated Capital Expenditures committed or made in cash in accordance with Section 6.10 during such fiscal year (and not deducted from Excess Cash Flow in any prior year), (iv) scheduled principal repayments of Indebtedness made by the Borrower and its Restricted Subsidiaries during such fiscal year, (v) optional and mandatory prepayments of the principal of the Term Loans and the Existing Term Loans and reductions of Revolving Credit Commitments and the Existing Revolving Credit Commitments during such fiscal year, but only to the extent that such prepayments and reductions do not occur in connection with a refinancing of all or any portion of the Term Loans or Existing Loans,
(vi) extraordinary or non-recurring expenses and losses to the extent paid in cash by the Borrower and its Restricted Subsidiaries, if any, during such fiscal year and not included in Consolidated EBITDA and (vii) additions to non-cash working capital for such fiscal year (i.e., the increase, if any, in Consolidated Current Assets minus Consolidated Current Liabilities from the beginning to the end of such fiscal year); provided that, to the extent otherwise included therein, the Net Cash Proceeds of Asset Sales and Equity Issuances shall be excluded from the calculation of Excess Cash Flow.

     "Existing Credit Agreement" shall mean the Amended and Restated Credit Agreement dated as of March 29, 2001, among the Borrower, the Subsidiary Borrowers, the Existing Lenders, the issuing banks party thereto and CSFB, as administrative agent and collateral agent for such lenders and issuing banks, as amended, supplemented or otherwise modified from time to time.

     "Existing Lenders" shall mean the lenders from time to time party to the Existing Credit Agreement.

     "Existing Loans" shall mean the Existing Term Loans and the Existing Revolver Loans.

     "Facility Fee " shall have the meaning assigned to such term in Section 2.05(a).

     "Existing Revolver Loans" shall mean the Revolving Loans, the A/C Fronted Loans and the Swingline Loans as such terms are defined in the Existing Credit Agreement.

     "Existing Revolving Credit Commitments" shall mean the Revolving Credit Commitments under and as defined in the Existing Credit Agreement.

     "Existing Term Loans" shall mean the Tranche B Term Loans as such term is defined in the Existing Credit Agreement.

     "Federal Funds Effective Rate" shall have the meaning assigned to such term in the definition of "Alternate Base Rate".

     "Fee Letter" shall mean the Fee Letter dated as of August 3, 1999, between the Borrower and CSFB.

     "Fees" shall mean the Facility Fees, the Administrative Agent Fees, the L/C Participation Fees and the Issuing Bank Fees.

     "Financial Officer" of any person shall mean the chief financial officer, a Vice President-Finance, principal accounting officer, Treasurer or Controller of such person.

     "Finsub" shall mean a bankruptcy-remote corporation that is a wholly owned Restricted Subsidiary of the Borrower organized solely for the purpose of engaging in the Receivables Program.

     "Floor Plan Guarantees" shall mean Guarantees (including but not limited to repurchase or remarketing obligations) by the Borrower or a Restricted Subsidiary incurred in the ordinary course of business consistent with past practice of Indebtedness incurred by a franchise dealer, or other purchaser or lessor, for the purchase of inventory manufactured or sold by the Borrower or a Restricted Subsidiary, the proceeds of which Indebtedness is used solely to pay the purchase price of such inventory to such franchise dealer or other purchaser or lessor and any related reasonable fees and expenses (including financing fees); provided, however, that (a) to the extent commercially practicable, the Indebtedness so Guaranteed is secured by a perfected first priority Lien on such inventory in favor of the holder of such Indebtedness and (b) if the Borrower or such Restricted Subsidiary is required to make payment with respect to such Guarantee, the Borrower or such Restricted Subsidiary will have the right to receive either (i) title to such inventory, (ii) a valid assignment of a perfected first priority Lien in such inventory or (iii) the net proceeds of any resale of such inventory.

     "Foreign Benefit Event" shall mean, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension
Plan and (d) the incurrence of any liability in excess of $5,000,000 (or the dollar equivalent thereof in another currency) by the Borrower or any of its Subsidiaries under applicable law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction that is prohibited under any applicable law and could reasonably be expected to result in the incurrence of any liability by the Borrower or any of its Subsidiaries, or the imposition on the Borrower or any of its Subsidiaries of any fine, excise tax or penalty resulting from any noncompliance with any applicable law, in each case in excess of $5,000,000 (or the dollar equivalent thereof in another currency).

     "Foreign Pension Plan" shall mean any benefit plan which under applicable law is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority.

     "Foreign Subsidiary" shall mean any Subsidiary that is not a Domestic Subsidiary.

     "Foreign Subsidiary Issuer" shall mean any Foreign Subsidiary, 65% or more of the equity interest in which has been pledged to secure the Obligations pursuant to the Pledge Agreement.

     "GAAP" shall mean generally accepted accounting principles in effect in the United States applied on a consistent basis.

     "Governmental Authority" shall mean the government of the United States of America, the United Kingdom, Germany, France, Italy, Australia, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     "Granting Lender" shall have the meaning assigned to such term in Section 9.04(j).

     "Guarantee" of or by any person shall mean any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, however, that the term "Guarantee" shall not include (i) endorsements for collection or deposit in the ordinary course of business and (ii) Floor Plan Guarantees except to the extent that they appear as debt on the Borrower's balance sheet.

     "Guarantee Agreements" shall mean the Subsidiary Guarantee Agreement and the Terex Guarantee Agreement.

     "Hazardous Materials" shall mean all explosive or radioactive materials, substances or wastes, hazardous or toxic materials, substances or wastes, pollutants, solid, liquid or gaseous wastes, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls ("PCBs") or PCB-containing materials or equipment, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

     "Hedging Agreement" shall mean any Interest Rate Protection Agreement or any foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement not entered into for speculation.

     "Inactive  Subsidiary" shall mean each Subsidiary of the Borrower listed on
Schedule 1.01(f) of the Existing Credit Agreement until such time as such Subsidiary shall become a Subsidiary Guarantor.

     "Incremental Revolving Facility Amount" shall mean, at any time, the lesser of (a) $100,000,000 and (b) the excess, if any, of (i) $100,000,000 over (ii)
the sum of (x) the aggregate amount of all Incremental Term Loan Commitments established at or prior to such time pursuant to Section 2.25 and (y) the aggregate increase in the Revolving Credit Commitments established prior to such time pursuant to Section 2.24.

     "Incremental Term Lender" shall mean a Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan.

     "Incremental Term Loan Amount" shall mean, at any time, the excess, if any, of (a) $100,000,000 over (b) the sum of (i) the aggregate increase in the Revolving Credit Commitments established at or prior to such time pursuant to
Section 2.24 and (ii) the aggregate amount of all Incremental Term Loan Commitments established prior to such time pursuant to Section 2.25.

     "Incremental Term Loan Assumption Agreement" shall mean an Incremental Term Loan Assumption Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, among the Borrower, the Administrative Agent and one or more Incremental Term Lenders.

     "Incremental Term Loan Commitment" shall mean the commitment of any Lender, established pursuant to Section 2.25, to make Incremental Term Loans to the Borrower.

     "Incremental Term Loan Repayment Date" shall mean each date regularly scheduled for the payment of principal on the Incremental Term Loans.

     "Incremental Term Loans" shall mean Term Loans made by one or more Lenders to the Borrower pursuant to Section 2.01(b).

     "Indebtedness" of any person shall mean, without duplication, (a) all obligations of such person for borrowed money or advances of any kind, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person upon which interest charges are customarily paid, (d) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (e) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business),
(f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees by such person of Indebtedness of others, (h) all Capital Lease Obligations of such person, (i) all obligations of such person in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements and (j) all obligations of such person as an account party in respect of letters of credit and bankers' acceptances. The Indebtedness of any person shall include the Indebtedness of any partnership in which such person is a general partner, to the extent such Indebtedness is recourse to such person either expressly or by operation of law. Notwithstanding that the Receivables Program does not constitute Indebtedness under GAAP, solely for the purposes of calculating Indebtedness under this Agreement, the Indebtedness of Finsub shall also include all consideration provided to Finsub by the purchaser of Program Receivables less any amounts collected (or deemed collected) with respect to such Program Receivables and accounted for as required by the Receivables Program Documentation (such amount being referred to in the Receivables Program Documentation as the "Investment").

     "Indemnitee"  shall  have the  meaning  assigned  to such  term in  Section
9.05(b).

     "Indemnity,   Subrogation  and  Contribution   Agreement"  shall  mean  the
Indemnity, Subrogation and Contribution Agreement, dated as of March 6, 1998, among the Borrower, the Subsidiaries party thereto and the Collateral Agent.

     "Information" shall have the meaning assigned to such term in Section 9.16.

     "Interest Payment Date" shall mean, with respect to any Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurocurrency Borrowing with an Interest Period of more than three months' duration, each day that would have been an Interest Payment

Date had successive Interest Periods of three months' duration been applicable to such Borrowing, and, in addition, the date of any prepayment of such Borrowing or conversion of such Borrowing to a Borrowing of a different Type.

     "Interest Period" shall mean (a) as to any Eurocurrency Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter, as the Borrower may elect and (b) as to any ABR Borrowing, the period commencing on the date of such Borrowing and ending on the earliest of (i) the next succeeding March 31, June 30, September 30 or December 31, (ii) the Tranche C Maturity Date and the Revolving Credit Maturity Date, as applicable, and (iii) the date such Borrowing is converted to a Borrowing of a different Type in accordance with
Section 2.10 or repaid or prepaid in accordance with Section 2.11 or 2.12; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding
Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to, but excluding, the last day of such Interest Period.

     "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or similar agreement or arrangement designed to protect the Borrower or any Restricted Subsidiary against fluctuations in interest rates, and not entered into for speculation.

     "Irish Facilities" shall mean the credit facilities of Powerscreen.

     "Issuing Bank" shall mean, as the context may require, (a) CSFB or (b) any other Lender that may become an Issuing Bank pursuant to Section 2.23(i) or (k), with respect to Letters of Credit issued by such Lender. For purposes of each Loan Document, other than this Agreement, each Issuing Bank hereunder shall be deemed to be an "Additional L/C Issuing Bank" under such Loan Document.

     "Issuing Bank Fees" shall have the meaning assigned to such term in Section 2.05(c).

     "Italian Facilities" shall mean the credit facilities of any Restricted Subsidiary located in Italy.

     "L/C Commitment" shall mean the commitment of each Issuing Bank to issue Letters of Credit pursuant to Section 2.23.

     "L/C Disbursement" shall mean a payment or disbursement made by an Issuing Bank pursuant to a Letter of Credit.

     "L/C Exposure" shall mean at any time the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time and (b) the aggregate principal amount of all L/C Disbursements that have not yet been reimbursed at such time. The L/C Exposure of any Revolving Credit Lender at any time shall mean its Pro Rata Percentage of the total L/C Exposure at such time. For purposes of each Loan Document, other than this Agreement, the L/C Exposure hereunder shall be deemed to be "Additional L/C Exposure" under such Loan Document. Solely for purposes of determining the Required Lenders at any time, the L/C Exposure of any Revolving Credit Lender shall be deemed not to have reduced the Revolving Credit Commitment of such Revolving Credit Lender.

     "L/C  Participation  Fee" shall have the  meaning  assigned to such term in
Section 2.05(c).

     "Lenders" shall mean (a) the financial institutions listed on Schedule 2.01 (other than any such financial institution that has ceased to be a party hereto pursuant to an Assignment and Acceptance) and (b) any financial institution that has become a party hereto pursuant to an Assignment and Acceptance.

     "Letter of Credit" shall mean (a) any letter of credit  issued  pursuant to
Section 2.23 and (b) any Existing Letter of Credit. For the purpose of each Loan Document other than this Agreement, each Letter of Credit hereunder shall be deemed to be an "Additional Letter of Credit" under such Loan Document.

     "LIBO Rate" shall mean, with respect to any Eurocurrency Borrowing, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of the relevant Interest Period (as specified in the applicable Borrowing Request) by reference to the British Bankers' Association Interest Settlement Rates for deposits in dollars (as set forth by any service selected by the Administrative Agent which has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying such rates), for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the "LIBO Rate" shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which deposits in dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the beginning of such Interest Period.

     "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

     "Loan Documents" shall mean this Agreement, the Amendment Agreement, the Guarantee Agreements, the Security Documents, each Incremental Term Loan Assumption Agreement and the Indemnity, Subrogation and Contribution Agreement.

     "Loan Parties" shall mean the Borrower and the Subsidiary Guarantors.

     "Loans" shall mean the Term Loans and the Revolving Loans.

     "Margin  Stock" shall have the meaning  assigned to such term in Regulation
U.

     "Material Adverse Effect" shall mean (a) a materially adverse effect on the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and its Restricted Subsidiaries, taken as a whole, (b) material impairment of the ability of the Loan Parties to perform their obligations under the Loan Documents or (c) material impairment of the rights of or benefits available to the Lenders under any Loan Document.

     "Maximum  Rate"  shall have the  meaning  assigned  to such term in Section
9.09.

     "Mortgaged Properties" shall mean the owned real properties and leasehold and subleasehold interests specified on Schedule 1.01(b) and 1.01(c).

     "Mortgages" shall mean the mortgages, deeds of trust, leasehold mortgages, assignments of leases and rents, modifications and other security documents listed on Schedule 1.01(d) or delivered pursuant to Section 5.11.

     "Multiemployer Plan" shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

     "Net Cash Proceeds" shall mean (a) with respect to any Asset Sale, the cash proceeds (including cash proceeds subsequently received (as and when received) in respect of non-cash consideration initially received and including all insurance settlements and condemnation awards in excess of $250,000 from any single event or series of related events), net of (i) transaction expenses (including reasonable broker's fees or commissions, legal fees, accounting fees, investment banking fees and other professional fees, transfer and similar taxes and the Borrower's good faith estimate of income taxes paid or payable in connection with the receipt of such cash proceeds), (ii) amounts provided as a reserve, in accordance with GAAP, including pursuant to any escrow arrangement, against any liabilities under any indemnification obligations associated with such Asset Sale (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds), (iii) in the case of insurance settlements and condemnation awards, amounts previously paid by the Borrower and its Restricted Subsidiaries to replace or restore the affected property, and (iv) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness for borrowed money which is secured by the asset sold in such Asset Sale and is required to be repaid with such proceeds (other than any such Indebtedness assumed by the purchaser of such asset); provided, however, that, with respect to the proceeds of any Asset Sale or series of related Asset Sales in an amount of less than or equal to $50,000,000 in the aggregate, if (A) the Borrower shall deliver a certificate of a Financial Officer to the Administrative Agent at the time of receipt thereof setting forth the Borrower's intent to reinvest such proceeds in productive assets of a kind then used or usable in the business of the Borrower and its Restricted Subsidiaries within 300 days of receipt of such proceeds and
(B) no Default or Event of Default shall have occurred and shall be continuing at the time of such certificate or at the proposed time of the application of such proceeds, such proceeds shall not constitute Net Cash Proceeds except to the extent not so used at the end of such 300-day period, at which time such proceeds shall be deemed to be Net Cash Proceeds, and (b) with respect to any Equity Issuance or any other issuance or disposition of Indebtedness, the cash proceeds thereof, net of all taxes and customary fees, commissions, costs and other expenses (including reasonable broker's fees or commissions, legal fees, accounting fees, investment banking fees and other professional fees, and underwriter's discounts and commissions) incurred in connection therewith.

     "New Subordinated Note Indenture" shall mean the indenture dated as of March 29, 2001, between the Borrower, the Guarantors identified therein and United States Trust Company of New York, as trustee, as in effect on the Restatement Closing Date and as thereafter amended from time to time in accordance with the requirements thereof and hereof, pursuant to which the New Subordinated Notes are issued.

     "New  Subordinated   Notes"  shall  mean  the  Borrower's   10.375%  Senior
Subordinated Notes due 2011, in an initial aggregate principal amount of $300,000,000 issued pursuant to the New Subordinated Note Indenture.

     "Non-US  Lender"  shall have the  meaning  assigned to such term in Section
2.20.

     "Obligations" shall mean all obligations defined as "Obligations" in any of the Guarantee Agreements and the Security Documents.

     "Original Closing Date" shall mean July 2, 1999.

     "Original Tranche C Credit Agreement" shall mean the Tranche C Credit Agreement dated as of July 2, 1999, an amended and restated as of August 23, 1999.

     "Other Taxes" shall have the meaning assigned to such term in Section 2.20.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

     "Permitted Acquisitions" shall mean acquisitions (in a single transaction or a series of related transactions) of not less than 100% (other than directors' qualifying shares) of the outstanding capital stock or other equity interests of any corporation, partnership, a division of any corporation or any similar business unit (or of all or substantially all the assets and business of any of the foregoing) engaged in a Related Business so long as (a) in the case of each such acquisition of capital stock or other equity interests, such acquisition was not preceded by an unsolicited tender offer for such capital stock or other equity interests by the Borrower or any of its Affiliates, (b) the Borrower shall have delivered to the Administrative Agent a certificate certifying that at the time of and immediately after giving effect to such acquisition, no Default or Event of Default shall have occurred and be continuing, and (c) either (i) the total consideration with respect to such acquisition shall not exceed $2,500,000, (ii) the Borrower shall have delivered to the Administrative Agent a certificate certifying that at the time of and immediately after giving effect to such acquisition, the Pro Forma Acquisition EBITDA of the entity acquired pursuant to such acquisition shall not exceed 25% of the sum of such Pro Forma Acquisition EBITDA plus Consolidated EBITDA, in each case for the period of four fiscal quarters ended on the last day of the most recent fiscal quarter ended prior to the date of such acquisition or (iii)
(A) the Borrower shall have delivered to the Administrative Agent a certificate certifying that at the time of and immediately after giving effect to such acquisition, the ratio of (1) the Total Debt of the Borrower and its Restricted Subsidiaries on the date of such acquisition (including all Indebtedness incurred in connection with or resulting from such acquisition that would constitute Total Debt) to (2) the sum of (x) Pro Forma Acquisition EBITDA of the entity acquired pursuant to such acquisition, (y) Pro Forma Acquisition EBITDA for all other Acquired Persons acquired during the period of four consecutive fiscal quarters most recently ended prior to the date of such acquisition and
(z) Consolidated EBITDA, in each case for the period of four fiscal quarters most recently ended prior to the date of such acquisition, shall be at least
0.15 to 1.00 less than the  Consolidated  Leverage  Ratio  required  pursuant to
Section 6.11 on such date and (B) such corporation, partnership, division, business or assets, as applicable, are located in the United States (or the principal place of business with respect thereto and substantially all of the applicable assets are located in the United States) or in any country included on Schedule 1.01(e) to the Existing Credit Agreement or on a list approved by the Required Lenders prior to the date of such acquisition. For purposes of determining compliance with clause (c)(i) above, the principal amount of Indebtedness assumed in connection with an acquisition shall be included in calculating the consideration therefor.

     "Permitted Investments" shall mean:

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor's Ratings Service or from Moody's Investors Service, Inc.;

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, (i) the Administrative Agent or any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof or (ii) a commercial banking institution organized and located in a country recognized by the United States of America, in each case that has a combined capital and surplus and undivided profits of not less than $250,000,000 (or the dollar equivalent thereof in another currency);

          (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (a) above entered into with any bank meeting the qualifications specified in clause (c) above;

          (e) investments in money market funds which invest substantially all their assets in securities of the types described in clauses (a) through
     (d) above; and

          (f) other short-term investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management not exceeding $1,000,000 in aggregate principal amount outstanding at any time.

     "person" shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, other business entity or government, or any agency or political subdivision thereof.

     "Plan" shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 307 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "Pledge Agreement" shall mean the Pledge Agreement, dated as of March 6, 1998, among the Borrower, the Subsidiaries party thereto and the Collateral Agent for the benefit of the Secured Parties.

     "Powerscreen" shall mean Powerscreen International PLC, a company organized under the laws of England, and all subsidiaries of Powerscreen at the time of the acquisition of all of its shares by New Terex Holdings UK Limited, a company organized under the laws of England.

     "Prime Rate" shall have the meaning assigned to such term in the definition of the term "Alternate Base Rate".

     "Pro Forma Acquisition EBITDA" shall mean with respect to any entity or business unit acquired or to be acquired in a Permitted Acquisition, the amount of Consolidated EBITDA of such entity or business unit (as if such entity or business unit were the Borrower) determined by the Borrower and acceptable to the Administrative Agent in its reasonable discretion, based upon and derived from financial information delivered to the Administrative Agent prior to consummation of such Permitted Acquisition for the four-quarter period ending on the last day of the immediately preceding fiscal quarter of such entity or business unit for which such financial information for such entity or business unit has been delivered to the Administrative Agent, adjusted by the estimated amount of non-recurring revenues and expenditures with respect to the business of such entity or business unit, as calculated by the Borrower and acceptable to the Administrative Agent in its reasonable discretion. On each subsequent determination date occurring within one year after the consummation of a Permitted Acquisition, the entity's Pro Forma Acquisition EBITDA shall include the Pro Forma Acquisition EBITDA only for those fiscal quarters in the trailing four-quarter period occurring prior to the closing of such Permitted Acquisition.

     "Program Receivables" shall mean all trade receivables and related contract rights originated and owned by the Borrower or any Restricted Subsidiary (other than an Inactive Subsidiary) and sold pursuant to the Receivables Program.

     "Pro Rata Percentage" of any Revolving Credit Lender at any time, shall mean the percentage of the Total Revolving Credit Commitment represented by such Lenders' Revolving Credit Commitment.

     "Purchase Money Indebtedness" shall mean any Indebtedness of a person to any seller or other person incurred to finance the acquisition (including in the case of a Capital Lease Obligation, the lease) of any after acquired real or personal tangible property or assets related to the business of the Borrower or its Restricted Subsidiaries and which is incurred substantially concurrently with such acquisition and is secured only by the assets so financed.

     "Receivables Program" shall mean, collectively, (a) the sale of, or transfer of interests in, Program Receivables to Finsub in exchange for consideration equal to the fair market value of such Program Receivables (i.e., a "true sale") (provided that not less than 95% of such consideration shall be in the form of cash) and (b) the sale of, or transfer of interests in, such Program Receivables by Finsub to special purpose trusts or corporations which are not Affiliates of the Borrower; provided, that all governing terms and conditions (including, without limitation, any terms or conditions providing for recourse to the Borrower or any of its Restricted Subsidiaries (other than Finsub)) of the Receivables Program shall be subject to the prior written approval of the Administrative Agent, which approval shall not be unreasonably withheld or delayed.

     "Receivables Program Documentation" shall mean all written agreements that may from time to time be entered into by the Borrower, any Restricted Subsidiary (other than an Inactive Subsidiary) and/or Finsub in connection with any Receivables Program, as such agreements may be amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof and hereof.

     "Refinancing  Indebtedness" shall have the meaning assigned to such term in
Section 6.01(n).

     "Register" shall have the meaning given such term in Section 9.04(d).

     "Regulation T" shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "Regulation X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "Related Business" shall mean any business in the manufacture or sale of capital goods or parts or services, or otherwise reasonably related, ancillary or complementary to the businesses of the Borrower and its Restricted Subsidiaries on the Restatement Closing Date.

     "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, emanating or migrating of any Hazardous Material in, into, onto or through the environment.

     "Remedial Action" shall mean (a) "remedial action" as such term is defined in CERCLA, 42 U.S.C. Section 9601(24), and (b) all other actions required by any Governmental Authority or voluntarily undertaken to: (i) clean up, remove, treat, abate or in any other way address any Hazardous Material in the environment; (ii) prevent the Release or threat of Release, or minimize the further Release of any Hazardous Material so it does not migrate or endanger or threaten to endanger public health, welfare or the environment; or (iii) perform studies and investigations in connection with, or as a precondition to, (i) or
(ii) above.

     "Repayment Date" shall mean any date that is a Tranche C Term Loan Repayment Date or an Incremental Term Loan Repayment Date.

     "Required Lenders" shall mean, at any time, Lenders having Loans and unused Commitments representing at least 51% of the sum of all Loans outstanding and unused Commitments at such time; provided that so long as at least one of the Lenders is not an Affiliate of CSFB, the Required Lenders must include at least one Lender other than CSFB and its Affiliates.

     "Responsible Officer" of any person shall mean any executive officer or Financial Officer of such person and any other officer or similar official thereof responsible for the administration of the obligations of such person in respect of this Agreement.

     "Restatement Closing Date" shall mean March 29, 2001.

     "Restricted Subsidiary" shall mean (i) each direct or indirect Subsidiary of the Borrower that is not an Unrestricted Subsidiary of the Borrower on the Restatement Closing Date and (ii) each direct or indirect Subsidiary of the Borrower organized or acquired after the Restatement Closing Date that has not been designated an Unrestricted Subsidiary in accordance with the provisions of
Section 6.15. A Restricted Subsidiary may be referred to herein as a "Restricted Domestic Subsidiary" or as a "Restricted Foreign Subsidiary", as applicable.

     "Revolving Credit Availability Period" shall mean the period commencing with the Restatement Closing Date and ending on the Revolving Credit Maturity Date.

     "Revolving Credit Borrowing" shall mean a Borrowing comprised of Revolving Loans.

     "Revolving Credit Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in L/C Disbursements hereunder as set forth on Schedule 2.01(a), or in the Assignment and Acceptance pursuant to which such Lender assumed its Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 2.24 or 9.04. The initial aggregate principal amount of the Revolving Credit Commitment under this Agreement is $175,000,000.

     "Revolving Credit Exposure" shall mean, with respect to any Lender at any time, the sum of (a) the aggregate principal amount of all outstanding Revolving Loans of such Lender at such time and (b) the aggregate amount of such Lender's L/C Exposure at such time.

     "Revolving Credit Lender" shall mean a Lender with a Revolving Credit Commitment or an outstanding Revolving Loan.

     "Revolving Credit Maturity Date" shall mean March 6, 2004.

     "Revolving Loans" shall mean the revolving loans made by the Lenders to any
Borrower   pursuant  to  Section  2.01(c).   Each  Revolving  Loan  shall  be  a
Eurocurrency Revolving Loan or an ABR Revolving Loan.

     "Sale and Leaseback" shall have the meaning set forth in Section 6.03.

     "Second-Tier Foreign Subsidiary" shall mean any Foreign Subsidiary that is not a Foreign Subsidiary Issuer or a Special Purpose Foreign Holding Subsidiary.

     "Secured Parties" shall have the meaning assigned to such term in the Security Agreement and shall also include the Lenders and the Issuing Banks.

     "Security Agreement" shall mean the Security Agreement, dated as of March 6, 1998, among the Borrower, the Subsidiaries party thereto and the Collateral Agent for the benefit of the Secured Parties.

     "Security Documents" shall mean the Mortgages, the Security Agreement, the Pledge Agreement and each of the security agreements, mortgages and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 5.11.

     "Senior Subordinated Notes" shall mean (a) the Borrower's 8-7/8% Senior Subordinated Notes due 2008 issued under an indenture dated March 31, 1998, among the Borrower, the guarantors named therein and the United States Trust Company of New York, as trustee, and (b) the Borrower's 8-7/8% Series C and Series D Senior Subordinated Notes due 2008 issued under an indenture dated March 9, 1999, among the Borrower, the guarantors named therein and the United States Trust Company of New York, as trustee, in each case as amended from time to time in accordance with the provisions thereof and this Agreement.

     "SPC" shall have the meaning assigned to such term in Section 9.04(j).

     "Special Purpose Foreign Holding Subsidiary" shall mean (a) any Foreign Subsidiary Issuer that does not engage in any trade or business or otherwise conduct any business activity other than (i) the ownership of any Foreign

Subsidiary and activities incidental to such ownership, (ii) the incurrence of Indebtedness permitted by Section 6.01 and (iii) the making of investments, loans and advances permitted by Section 6.04 or (b) any direct and wholly owned subsidiary of a Special Purpose Foreign Holding Subsidiary as defined in clause
(a) of this definition if such direct and wholly owned subsidiary does not engage in any trade or business or otherwise conduct any business activity other than (i) the ownership of any Foreign Subsidiary and activities incidental to such ownership, (ii) the incurrence of Indebtedness permitted by Section 6.01 and (iii) the making of investments, loans and advances permitted by Section 6.04.

     "Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by any Governmental Authority to which banks are subject for any category of deposits or liabilities customarily used to fund loans or by reference to which interest rates applicable to Loans are determined. Such reserve, liquid asset or similar percentages shall include those imposed pursuant to Regulation D of the Board (and for purposes of Regulation D, Eurocurrency Loans denominated in dollars shall be deemed to constitute Eurocurrency Liabilities). Loans shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any other applicable law, rule or regulation. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     "subsidiary" shall mean, with respect to any person (herein referred to as the "parent"), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held, or (b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

     "Subsidiary" shall mean any subsidiary of the Borrower.

     "Subsidiary Borrowers" shall mean the Subsidiaries party to the Existing Credit Agreement as subsidiary borrowers.

     "Subsidiary Guarantee Agreement" shall mean the Guarantee Agreement, dated as of March 6, 1998, made by the Subsidiary Guarantors in favor of the Collateral Agent for the benefit of the Secured Parties.

     "Subsidiary Guarantors" shall mean each person listed on Schedule 1.01(a) and each other person that becomes party to the Subsidiary Guarantee Agreement as a Guarantor, and the permitted successors and assigns of each such person.

     "Taxes" shall have the meaning assigned to such term in Section 2.20.

     "Terex Guarantee Agreement" shall mean the Guarantee Agreement, dated as of March 6, 1998, made by the Borrower in favor of the Collateral Agent for the benefit of the Secured Parties.

     "Term Loans" shall mean the Tranche C Term Loans and the Incremental Term Loans.

     "Total Debt" shall mean, as of any date of determination, without duplication, the aggregate principal amount of Indebtedness of the Borrower and its Restricted Subsidiaries outstanding as of such date, determined on a consolidated basis (other than Indebtedness of the type referred to in clause
(j) of the definition of the term "Indebtedness", except to the extent of any unreimbursed drawings thereunder). For purposes of calculating the Consolidated Leverage Ratio on any date, the amount of Total Debt on such date shall be reduced by the amount, if any, that cash on the balance sheet of the Borrower and its consolidated Restricted Subsidiaries on such date exceeds $5,000,000.

     "Total Revolving Credit Commitment" shall mean, at any time, the aggregate amount of the Revolving Credit Commitments, as in effect at such time.

     "Tranche C Lender" shall mean a Lender with an outstanding Term Loan.

     "Tranche C Term Borrowing" shall mean a Borrowing composed of Tranche C Term Loans.

     "Tranche C Term Loan Maturity Date" shall mean March 6, 2006.

     "Tranche C Term Loan Repayment Date" shall have the meaning assigned to such term in Section 2.11(a).

     "Tranche C Term Loans" shall mean the "Powerscreen Loans" and the "Cedarapids Loans" made by the Lenders to the Borrower under the Original
Tranche C Credit Agreement. Each Tranche C Term Loan shall be either a Eurocurrency Tranche C Term Loan or an ABR Tranche C Term Loan.

     "Transactions"  shall  have the  meaning  assigned  to such term in Section
3.02.

     "Transferee" shall have the meaning assigned to such term in Section 2.20.

     "Type", when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term "Rate" shall include the Adjusted LIBO Rate and the Alternate Base Rate.

     "UK Holdings" shall mean New Terex Holdings UK Limited, a limited company incorporated under the laws of England.

     "Unrestricted Subsidiary" shall mean any Subsidiary of the Borrower that has been designated as an Unrestricted Subsidiary by the Borrower pursuant to and in compliance with Section 6.15. No Unrestricted Subsidiary may own any capital stock of a Restricted Subsidiary.

     "wholly owned Subsidiary" of any person shall mean a subsidiary of such person of which securities (except for directors' qualifying shares) or other ownership interests representing 100% of the equity or 100% of the ordinary voting power or 100% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by such person or one or more wholly owned subsidiaries of such person or by such person and one or more wholly owned subsidiaries of such person; provided that each of Terex Cranes, Inc., P.P.M. Cranes, Inc., P.P.M. S.A.S., and any future wholly owned subsidiaries of any of the foregoing shall be deemed to be wholly owned Subsidiaries, in each case so long as the Borrower or one or more wholly owned Subsidiaries maintains a percentage ownership interest in such entity equal to or greater than such ownership interest (on a fully diluted basis) on the later of (a) the Original Closing Date or (b) the date such entity is incorporated or acquired by the Borrower or one or more wholly owned Subsidiaries.

     "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that if the Borrower notifies the Administrative Agent that the

Borrower wishes to amend any covenant in Article VI or any related definition to eliminate the effect of any change in GAAP occurring after the date of this Agreement on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article VI or any related definition for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders.

     SECTION 1.03. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurocurrency Loan") or by Class and Type (e.g., a "Eurocurrency Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurocurrency Borrowing") or by Class and Type (e.g., a "Eurocurrency Revolving Borrowing").


                                   ARTICLE II

                                   The Credits

     SECTION 2.01. Commitments and Loans. (a) The Borrower and the Lenders acknowledge the making of the Tranche C Term Loans pursuant to the Original Tranche C Credit Agreement and agree that such Tranche C Term Loans shall continue to be outstanding pursuant to the terms and conditions of this Agreement and the other Loan Documents. The aggregate principal amount of the Tranche C Term Loans of each Lender outstanding on the Restatement Closing Date (after giving effect to the prepayments thereof to be made on the Restatement Closing Date) is set forth on Schedule 2.01. Amounts paid or prepaid in respect of Tranche C Term Loans may not be reborrowed.

     (b) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, if such Lender has so committed pursuant to Section 2.25, to make Incremental Term Loans to the Borrower, in an aggregate principal amount not to exceed its Incremental Term Loan Commitment and otherwise on the terms and subject to the conditions set forth in the Incremental Term Loan Assumption Agreement to which such Lender may become a party. Amounts paid or prepaid in respect of Incremental Term Loans may not be reborrowed.

     (c) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, to make Revolving Loans to the Borrower, at any time and from time to time during the Revolving Credit Availability Period, and until the earlier of the Revolving Credit Maturity Date and the termination of the Revolving Credit Commitment of such Lender in accordance with the terms hereof, in dollars in an aggregate principal amount at any time outstanding that will not result in such Lender's Revolving Credit Exposure exceeding such Lender's Revolving Credit Commitment. Subject to the terms, conditions and limitations set forth herein, the Borrower may borrow, pay or prepay and reborrow Revolving Loans.

     SECTION 2.02. Loans. (a) Each Loan to be made on or after the Restatement Closing Date shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Revolving Credit Commitments or Incremental Term Loan Commitments, as applicable; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Except for Loans deemed made pursuant to Section 2.02(f), the Loans comprising any Borrowing shall be in an aggregate principal amount that is (i) an integral multiple of $100,000 and not less than $2,500,000 (except with respect to any Incremental Term Borrowing, to the extent otherwise provided in the related
Incremental Term Loan Assumption Agreement) or (ii) equal to the remaining available balance of the applicable Commitments.

     (b) Subject to Sections 2.08 and 2.15, each Borrowing shall be comprised entirely of ABR Loans or Eurocurrency Loans as the Borrower may request pursuant to Section 2.03. Each Lender may at its option make any Eurocurrency Loan by causing any domestic or foreign branch of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrower shall not be entitled to request any Borrowing that, if made, would result in more than ten Eurocurrency Borrowings outstanding hereunder at any time. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same day, shall be considered separate Borrowings.

     (c) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to such account in New York City as the Administrative Agent may designate not later than 11:00 a.m., New York City time, and the Administrative Agent shall, promptly upon receipt thereof, credit the amounts so received to an account as designated by the Borrower, in the applicable Borrowing Request or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders.

     (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (c) above and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and
(ii) in the case of such Lender, the Federal Funds Effective Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.

     (e) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request any Interest Period with respect to any Eurocurrency Borrowing that would end after the Tranche C Term Loan Maturity Date or the Revolving Credit Maturity Date, as the case may be.

     (f) If any Issuing Bank shall not have received from the Borrower the payment required to be made by it pursuant to Section 2.23(e) within the time specified in such Section, such Issuing Bank will promptly notify the Administrative Agent of the L/C Disbursement and the Administrative Agent will promptly notify each Revolving Credit Lender of such L/C Disbursement and its Pro Rata Percentage thereof. Each Revolving Credit Lender shall pay by wire transfer of immediately available funds to the Administrative Agent not later than 2:00 p.m., New York City time, on such date (or, if such Revolving Credit Lender shall have received such notice later than 12:00 (noon), New York City time, on any day, not later than 10:00 a.m., New York City time, on the immediately following Business Day), an amount equal to such Lender's Pro Rata Percentage of such L/C Disbursement (it being understood that such amount shall be deemed to constitute an ABR Revolving Loan of such Lender and such payment shall be deemed to have reduced the L/C Exposure), and the Administrative Agent will promptly pay to the applicable Issuing Bank amounts so received by it from the Revolving Credit Lenders. The Administrative Agent will promptly pay to the applicable Issuing Bank any amounts received by it from the Borrower pursuant to
Section 2.23(e) prior to the time that any Revolving Credit Lender makes any payment pursuant to this paragraph (f); any such amounts received by the Administrative Agent thereafter will be promptly remitted by the Administrative Agent to the Revolving Credit Lenders that shall have made such payments and to the applicable Issuing Bank, as their interests may appear. If any Revolving Credit Lender shall not have made its Pro Rata Percentage of such L/C Disbursement available to the Administrative Agent as provided above, such Lender and the Borrower severally agree to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this paragraph to but excluding the date such amount is paid, to the Administrative Agent for the account of the applicable Issuing Bank at (i) in the case of the Borrower, a rate per annum equal to the interest rate applicable to Revolving Loans pursuant to Section 2.06(a), and (ii) in the case of such Lender, for the first such day, a rate determined by the Administrative Agent to represent its cost of overnight funds in the applicable currency, and for each day thereafter, the Alternate Base Rate.

     SECTION 2.03. Borrowing Procedure. In order to request a Borrowing, the Borrower shall hand deliver or telecopy to the Administrative Agent a duly completed Borrowing Request (or telephone the Administrative Agent, promptly confirmed with a written and duly completed Borrowing Request) (a) in the case of a Eurocurrency Borrowing, not later than 12:00 (noon), New York City time, three Business Days before a proposed Borrowing, and (b) in the case of an ABR Borrowing, not later than 1:00 p.m., New York City time, one Business Day before a proposed Borrowing. Each Borrowing Request (including a telephonic Borrowing Request) shall be irrevocable, shall be signed by or on behalf of the Borrower and shall specify the following information: (i) whether the Borrowing is to be a Eurocurrency Borrowing or an ABR Borrowing; (ii) the date of such Borrowing (which shall be a Business Day); (iii) the number and location of the account to which funds are to be disbursed (which shall be an account that complies with the requirements of Section 2.02(c)); (iv) the amount of such Borrowing; and (v) if such Borrowing is to be a Eurocurrency Borrowing, the initial Interest Period with respect thereto; provided, however, that, notwithstanding any contrary specification in any Borrowing Request, each requested Borrowing shall comply with the requirements set forth in Section 2.02. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurocurrency Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall promptly advise the applicable Lenders of any notice given pursuant to this Section 2.03 (and the contents thereof), of each Lender's portion of the requested Borrowing and the account to which Loans made in connection with the requested Borrowing are to be wired.

     SECTION 2.04. Evidence of Debt; Repayment of Loans. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Lender entitled thereto (i) the principal amount of each Tranche C Term Loan of such Lender as provided in Section 2.11, (ii) the principal amount of each Incremental Term Loan of such Lender as provided in the applicable Incremental Term Loan Assumption Agreement and (iii) the then unpaid principal amount of each Revolving Loan on the Revolving Credit Maturity Date.

     (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid such Lender from time to time under this Agreement.

     (c) The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower or any Subsidiary Guarantor and each Lender's share thereof.

     (d) The entries made in the accounts maintained pursuant to paragraphs (b) and (c) above shall be prima facie evidence of the existence and amounts of the obligations therein recorded absent manifest error; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms.

     (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form and substance reasonably acceptable to the Administrative Agent and the Borrower. Notwithstanding any other provision of this Agreement, in the event any Lender shall request and receive a promissory note payable to such Lender and its registered assigns, the interests represented by such note shall at all times (including after any assignment of all or part of such interests pursuant to Section 9.04) be represented by one or more promissory notes payable to the payee named therein or its registered assigns.

     SECTION 2.05. Fees. (a) The Borrower agrees to pay to each Lender, through the Administrative Agent, on the last day of March, June, September and December in each year, on each date on which any Revolving Credit Commitment of such Lender shall expire or be terminated as provided herein, a facility fee (a "Facility Fee") equal to the Applicable Percentage per annum on the total amount of the Revolving Credit Commitments of such Lender during the preceding quarter (or other period ending with the Revolving Credit Maturity Date, or the date on which the Revolving Credit Commitments of such Lender shall expire or be terminated) provided, however, that if any Revolving Credit Exposure remains outstanding following any such expiration or termination of the Revolving Credit Commitments, the Facility Fees with respect to such Revolving Credit Exposure shall continue to accrue for so long as such Revolving Credit Exposure remains outstanding and shall be payable on demand. All Facility Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Facility Fee due to each Lender shall commence to accrue on the Restatement Closing Date and shall cease to accrue on the date on which the Revolving Credit Commitment of such Lender shall expire or be terminated as provided herein and there is not any remaining Revolving Credit Exposure.

     (b) The Borrower agrees to pay to the Administrative Agent the fees set forth in the Fee Letter at the times and in the amounts specified therein (the " Administrative Fees").

     (c) The Borrower agrees to pay (i) to each Revolving Credit Lender, through the Administrative Agent, on the last day of March, June, September and December of each year and on the date on which the Revolving Credit Commitment of such Lender shall be terminated as provided herein, a fee (an "L/C Participation Fee") calculated on such Lender's Pro Rata Percentage of the average daily aggregate L/C Exposure (excluding the portion thereof attributable to unreimbursed L/C Disbursements) during the preceding quarter (or shorter period commencing with the Restatement Closing Date or ending with the Revolving Credit Maturity Date or the date on which all Letters of Credit have been canceled or have expired and the Revolving Credit Commitments of all Lenders shall have been terminated) at a rate equal to the Applicable Percentage from time to time used to determine the interest rate on Revolving Credit Borrowings comprised of Eurocurrency Loans pursuant to Section 2.06, and (ii) to each Issuing Bank with respect to each Letter of Credit issued by it on the last day of March, June, September and December in each year and on each date on which any Revolving Credit Commitment shall expire or be terminated as set forth herein a fronting fee equal to 0.125% per annum on the amount of Letters of Credit issued by such Issuing Bank and outstanding during the preceding quarter (or other period ending with the Revolving Credit Maturity Date or the date on which the Revolving Credit Commitments shall expire or be terminated) (the "Issuing Bank Fees"). All L/C Participation Fees and Issuing Bank Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days and shall be payable in dollars.

     (d) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders, except that the Issuing Bank Fees shall be paid directly to the applicable Issuing Bank. Once paid, none of the Fees shall be refundable under any circumstances.

     SECTION 2.06. Interest on Loans. (a) Subject to the provisions of Section 2.07, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when the Alternate Base Rate is determined by reference to the Prime Rate and over a year of 360 days at all other times) at a rate per annum equal to the sum of (i) the Alternate Base Rate and (ii) the Applicable Percentage for such Loans in effect from time to time.

     (b) Subject to the provisions of Section 2.07, the Loans comprising each Eurocurrency Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the sum of (i) the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing and (ii) the Applicable Percentage for such Loans in effect from time to time.

     (c) Interest on each Loan shall be payable on the Interest Payment Dates applicable to such Loan except as otherwise provided in this Agreement. The applicable Alternate Base Rate or Adjusted LIBO Rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

     SECTION 2.07. Default Interest. If the Borrower shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder, by acceleration or otherwise, or under any other Loan Document, the Borrower shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount to, but excluding, the date of actual payment (after as well as before judgment) (a) in the case of the Loans, at the rate that would otherwise be applicable thereto pursuant to Section 2.06 plus 2.00% and (b) in the case of any interest payable on any Loan or reimbursement obligation with respect to any L/C Disbursement or any Facility Fee or other amount payable hereunder, at a rate per annum equal to the rate applicable to ABR Loans that are Revolving Loans plus 2.00%.

     SECTION 2.08. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurocurrency Borrowing the Administrative Agent shall have determined that (a) deposits in the principal amounts of the Loans comprising such Borrowing are not generally available in the London interbank market, or
(b) the rates at which such deposits are being offered will not adequately and fairly reflect the cost to any Lender of making or maintaining its Eurocurrency Loan during such Interest Period, or (c) reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or telecopy notice explaining such determination to the Borrower and the Lenders. In the event of any such determination, until the Administrative Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, any request by the Borrower for a Eurocurrency Borrowing pursuant to
Section 2.03 or 2.10 shall be deemed to be a request for an ABR Borrowing. Each determination by the Administrative Agent hereunder shall be conclusive absent manifest error.

     SECTION 2.09. Termination and Reduction of Commitments. (a) The Revolving Credit Commitments and the L/C Commitment shall automatically terminate on the Revolving Credit Maturity Date. Any Incremental Term Loan Commitments shall terminate as provided in the applicable Incremental Term Loan Assumption Agreement.

     (b) Upon at least three Business Days' prior irrevocable written or telecopy notice to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Commitments; provided, however, that (i) each partial reduction of the Commitments shall be in an integral multiple of $1,000,000 and in a minimum amount of $5,000,000 and (ii) the Total Revolving Credit Commitment shall not be reduced to an amount that is less than the sum of the Aggregate Revolving Credit Exposures at the time.

     (c) Each reduction in the Revolving Credit Commitments hereunder shall be made ratably among the Lenders in accordance with their respective Revolving Credit Commitments. The Borrower shall pay to the Administrative Agent for the account of the applicable Lenders, on the date of each termination or reduction, the Facility Fees on the amount of any Revolving Credit Commitments so terminated or reduced accrued to but excluding the date of such termination or reduction.

     SECTION 2.10. Conversion and Continuation of Borrowings. The Borrower shall have the right at any time upon prior irrevocable notice to the Administrative Agent (a) not later than 1:00 p.m., New York City time, one Business Day prior to conversion, to convert any Eurocurrency Borrowing into an ABR Borrowing, (b) not later than 12:00 (noon), New York City time, three Business Days prior to conversion or continuation, to convert any ABR Borrowing into a Eurocurrency Borrowing or to continue any Eurocurrency Borrowing as a Eurocurrency Borrowing for an additional Interest Period, and (c) not later than 12:00 (noon), New York City time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurocurrency Borrowing to another permissible Interest Period, subject in each case to the following:

          (i) each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Borrowing;

          (ii) if less than all the outstanding principal amount of any Borrowing shall be converted or continued, then each resulting Borrowing shall satisfy the limitations specified in Sections 2.02(a) and 2.02(b) regarding the principal amount and maximum number of Borrowings of the relevant Type;

          (iii) each conversion shall be effected by each Lender and the Administrative Agent by recording for the account of such Lender the new Loan of such Lender resulting from such conversion and reducing the Loan (or portion thereof) of such Lender being converted by an equivalent principal amount; accrued interest on any Eurocurrency Loan (or portion thereof) being converted shall be paid by the Borrower at the time of conversion;

          (iv) if any Eurocurrency Borrowing is converted at a time other than the end of the Interest Period applicable thereto, the Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.16;

          (v) any portion of a Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a Eurocurrency Borrowing;

          (vi) any portion of a Eurocurrency Borrowing that cannot be converted into or continued as a Eurocurrency Borrowing by reason of the immediately preceding clause shall be automatically converted at the end of the Interest Period in effect for such Borrowing into an ABR Borrowing;

          (vii) no Interest Period may be selected for any Eurocurrency Borrowing that would end later than a Repayment Date occurring on or after the first day of such Interest Period if, after giving effect to such selection, the aggregate outstanding amount of (A) the Eurocurrency Term Borrowings with Interest Periods ending on or prior to such Repayment Date and (B) the ABR Term Borrowings would not be at least equal to the principal amount of Borrowings to be paid on such Repayment Date; and

          (viii) upon notice to the Borrower from the Administrative Agent given at the request of the Required Lenders, after the occurrence and during the continuance of a Default or Event of Default, (A) no outstanding Borrowing may be converted into, or continued as, a Eurocurrency Borrowing and (B) unless repaid, each Eurocurrency Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

     Each notice pursuant to this Section 2.10 shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Borrowing that the Borrower requests be converted or continued, (ii) whether such Borrowing is to be converted to or continued as a Eurocurrency Borrowing or an ABR Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Borrowing is to be converted to or continued as a Eurocurrency Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurocurrency Borrowing, the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall advise the Lenders of any notice given pursuant to this Section 2.10 and of each Lender's portion of any converted or continued Borrowing. If the Borrower shall not have given notice in accordance with this Section 2.10 to continue any Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section 2.10 to convert such Borrowing), such Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be continued into a new Interest Period as an ABR Borrowing.

     SECTION 2.11. Repayment of Term Borrowings. (a) The Borrower shall pay to the Administrative Agent, for the account of the Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next succeeding Business Day (each such date being a "Tranche C Term Loan Repayment Date"), a principal amount of the Tranche C Term Loans (as adjusted from time to time pursuant to Sections 2.12(b) and 2.13(f)) equal to the amount set forth below opposite such date, together in each case with accrued and unpaid interest on the principal amount to be paid to, but excluding, the date of such payment:

                                       Date  Percentage
                          December 31, 2001      .25%
                             March 31, 2002      .25%
                              June 30, 2002      .25%
                         September 30, 2002      .25%
                          December 31, 2002      .25%
                             March 31, 2003      .25%
                              June 30, 2003      .25%
                         September 30, 2003      .25%
                          December 31, 2003      .25%
                             March 31, 2004      .25%
                              June 30, 2004      .25%
                         September 30, 2004      .25%
                          December 31, 2004      .25%
                             March 31, 2005      .25%
                              June 30, 2005    24.125%
                         September 30, 2005    24.125%
                          December 31, 2005    24.125%
                             Tranche C Term
                         Loan Maturity Date    24.125%

     (b) The Borrower shall pay to the Administrative Agent, for the account of the Lenders, the principal of the Incremental Term Loans, if any, on the dates and in the amounts set forth in the applicable Incremental Term Loan Assumption Agreement, together in each case with accrued and unpaid interest on the principal amount to be paid to, but excluding, the date of such payment.

     (c) To the extent not previously paid, all Tranche C Term Loans shall be due and payable on the Tranche C Maturity Date and all Incremental Term Loans shall be due and payable on the date provided thereof in the applicable Incremental Term Loan Assumption Agreement, in each case, together with accrued and unpaid interest on the principal amount to be paid to, but excluding, the date of payment.

     (d) All  repayments  pursuant  to this  Section  2.11  shall be  subject to
Section 2.16, but shall otherwise be without premium or penalty.

     SECTION 2.12. Prepayment. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, upon prior written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) to the Administrative Agent (i) in the case of a prepayment of a Eurocurrency Borrowing, given before 12:00 (noon), New York City time, three Business Days before such prepayment and (ii) in the case of a prepayment of ABR Loans, given before 1:00 p.m. local time, one Business Day before such prepayment; provided, however, that each partial prepayment shall be in an amount that is an integral multiple of $100,000 and not less than $2,500,000.

     (b) Optional prepayments of Term Loans shall be allocated against the then-outstanding Term Loans pro rata, and such prepayments shall be applied (i) first, against the remaining scheduled installments of principal due in respect of the Term Loans under Sections 2.11(a) and (b), respectively, in the next twelve months in the order of maturity and (ii) second, pro rata against such remaining scheduled installments of principal.

     (c) Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such Borrowing by the amount stated therein on the date stated therein. All prepayments under this Section
2.12 shall be subject to Section 2.16 but otherwise without premium or penalty. All prepayments under this Section 2.12 shall be accompanied by accrued interest on the principal amount being prepaid to the date of payment.

     SECTION 2.13. Mandatory Prepayments. (a) In the event of any termination of all the Revolving Credit Commitments, the Borrower shall repay or prepay all its outstanding Revolving Credit Borrowings on the date of such termination. In the event of any partial reduction of the Revolving Credit Commitments, then at or prior to the effective date of such reduction, the Administrative Agent shall notify the Borrower and the Revolving Credit Lenders of the Aggregate Revolving Credit Exposure after giving effect thereto. If at any time, as a result of such a partial reduction or termination, the Aggregate Revolving Credit Exposure would exceed the Total Revolving Credit Commitment, then the Borrower shall on the date of such reduction or termination of Revolving Credit Commitments, repay or prepay Revolving Credit Borrowings in an amount sufficient to eliminate such excess.

     (b) Not later than the third Business Day following the receipt of Net Cash Proceeds in respect of any Asset Sale (other than (i) any Asset Sale the Net Cash Proceeds of which are not greater than $5,000,000 from any single event or series of related events and (ii) Asset Sales the aggregate Net Cash Proceeds of which are not greater than $10,000,000 in any fiscal year of the Borrower), the outstanding Term Loans shall be prepaid in accordance with Section 2.13(f) in an aggregate principal amount equal to 100% of such Net Cash Proceeds.

     (c) No later than the earlier of (i) 90 days after the end of each fiscal year of the Borrower and (ii) the date on which the financial statements with respect to such fiscal year are delivered pursuant to Section 5.04(a), outstanding Term Loans shall be prepaid in accordance with Section 2.13(f) in an aggregate principal amount equal to 50% of Excess Cash Flow for the fiscal year then ended; provided, however, that no such prepayment shall be required if the Consolidated Leverage Ratio as of the end of such fiscal year shall be less than
3.85 to 1.00.

     (d) In the event that the Borrower or any Restricted Subsidiary shall receive Net Cash Proceeds from the issuance or incurrence of any other Indebtedness for money borrowed (other than Indebtedness for money borrowed permitted pursuant to Section 6.01), then, substantially simultaneously with (and in any event not later than the third Business Day next following) the receipt of such Net Cash Proceeds, 100% of such Net Cash Proceeds shall be used
(i) to prepay outstanding Term Loans in accordance with Section 2.13(f),  and/or
(ii) to prepay outstanding Revolving Loans or revolving loans under the Existing Credit Agreement, without reducing the Revolving Credit Commitments or the Existing Revolving Credit Commitments, respectively, in an aggregate principal amount equal to 100% of such Net Cash Proceeds.

     (e) In the event that there shall occur any Casualty or Condemnation and, pursuant to the applicable Mortgage, the Casualty Proceeds or Condemnation Proceeds, as the case may be, are required to be used to prepay the Loans, then the outstanding Loans shall be prepaid in accordance with Section 2.13(f) in an aggregate principal amount equal to 100% of such Casualty Proceeds or Condemnation Proceeds, as the case may be.

     (f) Each prepayment of outstanding Term Loans required to be made pursuant to any paragraph of this Section 2.13 shall be made by the Borrower pro rata among the then-outstanding Term Loans, and shall be applied (i) first against the remaining scheduled installments of principal due in respect of Term Loans under Sections 2.11(a) and (b), respectively, in the next twelve months in the order of maturity and (ii) second, pro rata against such remaining scheduled installments of principal.

     (g) The Borrower shall deliver to the Administrative Agent, at the time of each prepayment required under this Section 2.13, (i) a certificate signed by a Financial Officer of the Borrower setting forth in reasonable detail the calculation of the amount of such prepayment and (ii) to the extent practicable, at least three Business Days' prior written notice of such prepayment. Each notice of prepayment shall specify the prepayment date, the Type of each Loan being prepaid and the principal amount of each Loan (or portion thereof) to be prepaid. All prepayments of Borrowings under this Section 2.13 shall be subject to Section 2.16, but shall otherwise be without premium or penalty.

     (h) To the extent possible consistent with Section 2.13(f), amounts to be applied pursuant to this Section 2.13 to the prepayment of Term Loans and Revolving Loans shall be applied, as applicable, first to prepay outstanding ABR Term and ABR Revolving Loans. Any amounts remaining after each such application shall, at the option of the Borrower, be applied to prepay Eurocurrency Term Loans and Eurocurrency Revolving Loans, as the case may be, immediately and/or shall be deposited in the Prepayment Account (as defined below). The Administrative Agent shall apply any cash deposited in the Prepayment Account
(i) allocable to Term Loans to prepay Eurocurrency Term Loans and (ii) allocable to Revolving Loans to prepay Eurocurrency Revolving Loans, in each case on the last day of the applicable Interest Periods (or, at the direction of the Borrower, on any earlier date) until all outstanding Term Loans and Revolving Loans, as the case may be, have been prepaid or until all the allocable cash on deposit with respect to the Loans has been exhausted. For purposes of this Agreement, the term "Prepayment Account" shall mean an account established by the Borrower with the Administrative Agent and over which the Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal for application in accordance with this paragraph (h). The Administrative Agent will, at the request of the Borrower, invest amounts on deposit in the Prepayment Account in Permitted Investments that mature prior to the last day of the applicable Interest Periods of the Eurocurrency Term Borrowings and Eurocurrency Revolving Borrowings, as the case may be, to be prepaid; provided, however, that (i) the Administrative Agent shall not be required to make any investment that, in its sole judgment, would require or cause the Administrative Agent to be in, or would result in any, violation of any law, statute, rule or regulation and (ii) the Administrative Agent shall have no obligation to invest amounts on deposit in the Prepayment Account if a Default or Event of Default shall have occurred and be continuing. The Borrower shall indemnify the Administrative Agent for any losses relating to the investments so that the amount available to prepay Eurocurrency Borrowings on the last day of the applicable Interest Period is not less than the amount that would have been available had no investments been made pursuant thereto. Other than any interest earned on such investments (which shall be for the account of the Borrower, to the extent not necessary for the prepayment of Eurocurrency Loans in accordance with this Section 2.13), the Prepayment Account shall not bear interest. Interest or profits, if any, on such investments shall be deposited in the Prepayment Account and reinvested and disbursed as specified above. If the maturity of the Loans has been accelerated pursuant to Section 7.02, the Administrative Agent may, in its sole discretion, apply all amounts on deposit in the Prepayment Account to satisfy any of the Obligations. The Borrower hereby grants to the Administrative Agent, for its benefit and the benefit of the Secured Parties, a security interest in its Prepayment Account to secure the Obligations. This paragraph (h) shall not be construed to alter the application required by Section 2.13(f).

     SECTION 2.14. Reserve Requirements; Change in Circumstances. (a) Notwithstanding any other provision of this Agreement, if after the Original Closing Date with respect to the Tranche C Lenders, if after the Restatement Closing Date with respect to the Revolving Credit Lenders and the Issuing Banks and if after the date of each Incremental Term Assumption Agreement with respect to each applicable Incremental Term Lender, any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Lender or any Issuing Bank of the principal of or interest on any Eurocurrency Loan made by such Lender or any Fees or other amounts payable hereunder (other than changes in respect of taxes imposed on the overall net income of such Lender or such Issuing Bank by the jurisdiction in which such Lender or such Issuing Bank has its principal office or by any political subdivision or taxing authority therein), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by any Lender or any Issuing Bank (except any such reserve requirement which is reflected in the Adjusted LIBO Rate) or shall impose on such Lender or such Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurocurrency Loans made by such Lender or any Letter of Credit or participation therein, and the result of any of the foregoing shall be to increase the cost to such Lender or such Issuing Bank of making or maintaining any Eurocurrency Loan or increase the cost to any Lender of issuing or maintaining any Letter of Credit or purchasing or maintaining any participation therein or to reduce the amount of any sum received or receivable by such Lender or such Issuing Bank hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender or such Issuing Bank to be material, then the Borrower will pay to such Lender or such Issuing Bank, as the case may be, upon demand such additional amount or amounts as will compensate such Lender or such Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

     (b) If any Lender or any Issuing Bank shall have determined that the adoption after the Original Closing Date with respect to the Tranche C Lenders, after the Restatement Closing Date with respect to the Revolving Credit Lenders and the Issuing Banks and after the date of each Incremental Term Loan Assumption Agreement with respect to each applicable Incremental Term Lender, of any law, rule, regulation, agreement or guideline regarding capital adequacy, or any change after the Original Closing Date with respect to the Tranche C Lenders, after the Restatement Closing Date with respect to the Revolving Credit Lenders and the Issuing Banks and after the date of each Incremental Term Loan Assumption Agreement with respect to each applicable Incremental Term Lender, in any such law, rule, regulation, agreement or guideline (whether such law, rule, regulation, agreement or guideline has been adopted) or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender) or any Issuing Bank or any Lender's or any Issuing Bank's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any Governmental Authority has or would have the effect of reducing the rate of return on such Lender's or such Issuing Bank's capital or on the capital of such Lender's or such Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made or participations in Letters of Credit purchased by such Lender pursuant hereto or the Letters of Credit issued by such Issuing Bank pursuant hereto to a level below that which such Lender or such Issuing Bank or such Lender's or such Issuing Bank's holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's or such Issuing Bank's policies and the policies of such Lender's or such Issuing Bank's holding company with respect to capital adequacy) by an amount deemed by such Lender or such Issuing Bank to be material, then from time to time the Borrower shall pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender's or such Issuing Bank's holding company for any such reduction suffered.

     (c) A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as applicable, as specified in paragraph (a) or (b) above shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or such Issuing Bank the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same.

     (d) Failure or delay on the part of any Lender or any Issuing Bank to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital shall not constitute a waiver of such Lender's or such Issuing Bank's right to demand such compensation. The protection of this Section shall be available to each Lender and each Issuing Bank regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, agreement, guideline or other change or condition that shall have occurred or been imposed.

     SECTION 2.15. Change in Legality. (a) Notwithstanding any other provision of this Agreement, if, after the Original Closing Date with respect to the Tranche C Lenders, after the Restatement Closing Date with respect to the Revolving Credit Lenders and the Issuing Banks and after the date of each Incremental Term Loan Assumption Agreement with respect to each applicable Incremental Term Lender, any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any Eurocurrency Loan or to give effect to its obligations as contemplated hereby with respect to any Eurocurrency Loan, then, by written notice to the Borrower and to the Administrative Agent:

          (i) such Lender may declare that Eurocurrency Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods and ABR Loans will not thereafter (for such duration) be converted into Eurocurrency

     Loans), whereupon any request for a Eurocurrency Borrowing (or to convert an ABR Borrowing to a Eurocurrency Borrowing or to continue a Eurocurrency Borrowing for an additional Interest Period) shall, as to such Lender only, be deemed a request for an ABR Loan (or a request to continue an ABR Loan as such for an additional Interest Period or to convert a Eurocurrency Loan into an ABR Loan, as the case may be), unless such declaration shall be subsequently withdrawn; and

          (ii) such Lender may require that all outstanding Eurocurrency Loans made by it be converted to ABR Loans in which event all such Eurocurrency Loans shall be automatically converted to such ABR Loans as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Eurocurrency Loans that would have been made by such Lender or the converted Eurocurrency Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurocurrency Loans.

     (b) For purposes of this Section 2.15, a notice to the Borrower by any Lender shall be effective as to each Eurocurrency Loan made by such Lender, if lawful, on the last day of the Interest Period currently applicable to such Eurocurrency Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

     SECTION 2.16. Indemnity. The Borrower shall indemnify each Lender against any loss or expense, including any break-funding cost, that such Lender may sustain or incur as a consequence of (a) any event, other than a default by such Lender in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any Eurocurrency Loan prior to the end of the Interest Period in effect therefor, (ii) the conversion of any Eurocurrency Loan to an ABR Loan or the conversion of the Interest Period with respect to any Eurocurrency Loan other than on the last day of the Interest Period in effect therefor, or (iii) any Eurocurrency Loan to be made by such Lender (including any Eurocurrency Loan to be made pursuant to a conversion or continuation under Section 2.10) not being made after notice of such Loan shall have been given by the Borrower hereunder (any of the events referred to in this clause (a) being called a "Breakage Event") or (b) any default in the making of any payment or prepayment required to be made hereunder. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining funds for the Eurocurrency Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over (ii) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this
Section 2.16, together with a reasonably detailed calculation thereof, shall be delivered to the Borrower and shall be conclusive absent manifest error.

     SECTION 2.17. Pro Rata Treatment. Except as provided in Section 2.15, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each payment of the Facility Fees, each reduction of the Revolving Credit Commitments and each conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type shall be allocated pro rata among the Lenders in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans). Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender's percentage of such Borrowing to the next higher or lower whole dollar.

     SECTION 2.18. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower or any other Loan Party, or pursuant to a secured claim under
Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan or Loans or L/C Disbursement and as a result of which the unpaid principal portion of its Loans and participations in L/C Disbursements shall be proportionately less than the unpaid principal portion of the Loans and participations in L/C Disbursements or the Existing Loans of any other Lender or Existing Lender, such Lender shall be deemed simultaneously to have purchased from such other Lender or Existing Lender at face value, and shall promptly pay to such other Lender or Existing Lender the purchase price for, a participation in the Loans and L/C Exposure or the applicable Existing Loans, as the case may be, of such other Lender or Existing Lender, so that the aggregate unpaid principal amount of the Loans and L/C Exposure or the applicable Existing Loans and participations in Loans and L/C Exposure or the applicable Existing Loans held by each Lender and each Existing Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans and L/C Exposure and Existing Loans then outstanding as the principal amount of such Lender's Loans, L/C Exposure and Existing Loans prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Loans, L/C Exposure and Existing Loans outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.18 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrower expressly consents to the foregoing arrangements and agrees that any

Lender holding a participation in a Loan, L/C Exposure or any Existing Loan deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender by reason thereof as fully as if such Lender had made a Loan or Existing Loan, as applicable, directly to the Borrower in the amount of such participation.

     SECTION 2.19. Payments. (a) The Borrower shall make each payment (including principal of or interest on any Borrowing or any L/C Disbursement or any Fees or other amounts) hereunder and under any other Loan Document prior to 1:00 p.m., New York City time, on the date when due in immediately available funds, without setoff, defense or counterclaim. Each such payment (other than Issuing Bank Fees, which shall be paid directly to the applicable Issuing Bank) shall be made to such account as shall from time to time be specified in a writing delivered to the Borrower by the Administrative Agent.

     (b) Whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

     SECTION 2.20. Taxes. (a) Any and all payments by or on behalf of the Borrower or any other Loan Party hereunder and under any other Loan Document shall be made, in accordance with Section 2.19, free and clear of and without deduction for any and all current or future taxes, levies, imposts, deductions, charges or withholdings imposed by any Governmental Authority and all liabilities with respect thereto, excluding (i) income taxes imposed on the net income of the Administrative Agent, any Lender or an Issuing Bank (or any transferee or assignee thereof, including a participation holder (any such entity a "Transferee")) and (ii) franchise taxes imposed on the net income of the Administrative Agent, any Lender or an Issuing Bank (or Transferee), in each case by the jurisdiction under the laws of which the Administrative Agent, such Lender or such Issuing Bank (or Transferee) is organized or any political subdivision thereof (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively or individually, being called "Taxes"). If the Borrower or any other Loan Party shall be required to deduct any Taxes from or in respect of any sum payable hereunder or under any other Loan Document to the Administrative Agent, any Lender or an Issuing Bank (or any Transferee), (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.20) the Administrative Agent, such Lender or such Issuing Bank (or Transferee), as the case may be, shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or such other Loan Party shall make such deductions and (iii) the Borrower or such other Loan Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

     (b) In addition, the Borrower agrees to pay to the relevant Governmental Authority in accordance with applicable law any current or future stamp, documentary, excise, transfer, sales, property or similar taxes, charges or levies that arise from any payment made hereunder or under any other Loan Document or from the execution, delivery, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Document imposed by any Governmental Authority ("Other Taxes").

     (c) The Borrower will indemnify the Administrative Agent, each Lender and each Issuing Bank (or Transferee) for the full amount of Taxes and Other Taxes paid by the Administrative Agent, such Lender or such Issuing Bank (or Transferee), as the case may be, and any liability (including penalties, interest and expenses (including reasonable attorney's fees and expenses)) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability prepared by the Administrative Agent, a Lender or an Issuing Bank (or Transferee), or the Administrative Agent on its behalf, absent manifest error, shall be final, conclusive and binding for all purposes. Such indemnification shall be made within 30 days after the date the Administrative Agent, any Lender or an Issuing Bank (or Transferee), as the case may be, makes written demand therefor.

     (d) As soon as practicable after the date of any payment of Taxes or Other Taxes by the Borrower or any other Loan Party to the relevant Governmental
Authority, the Borrower or such other Loan Party will deliver to the Administrative Agent, at its address referred to in Section 9.01, the original or a certified copy of a receipt issued by such Governmental Authority evidencing payment thereof.

     (e) Each Lender (or Transferee) that is organized under the laws of a jurisdiction other than the United States, any State thereof or the District of Columbia (a "Non-U.S. Lender") that is entitled to an exemption from, or reduction of, withholding tax under the law of the United States with respect to payments by the Borrower under this Agreement and the other Loan Documents shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate; provided that such Non-U.S. Lender has received written notice from the Borrower advising it of the availability of such exemption or reduction and containing all applicable documentation. In addition, each Non-U.S. Lender shall deliver such documentation promptly upon the obsolescence or invalidity of any documentation previously delivered by such Non-U.S. Lender. Notwithstanding any other provision of this Section 2.20(e), a Non-U.S. Lender shall not be required to deliver any documentation pursuant to this Section 2.20(e) that such Non-U.S. Lender is not legally able to deliver.

     (f) The Borrower shall not be required to indemnify any Non-U.S. Lender, or to pay any additional amounts to any Non-U.S. Lender, in respect of United States Federal withholding tax pursuant to paragraph (a) or (c) above to the extent that (i) the obligation to withhold amounts with respect to United States Federal withholding tax existed and would apply to payments made to such Non-U.S. Lender on the date such Non-U.S. Lender became a party to this Agreement (or, in the case of a Transferee that is a participation holder, on the date such participation holder became a Transferee hereunder); provided that this paragraph (f) shall not apply to any Transferee that becomes a Transferee as a result of an assignment, participation, transfer or designation made at the request of the Borrower, or (ii) the obligation to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Lender to comply with the provisions of paragraph (e) above.

     (g) Nothing contained in this Section 2.20 shall require any Lender or an Issuing Bank (or any Transferee) or the Administrative Agent to make available any of its tax returns (or any other information that it deems to be confidential or proprietary).

     SECTION 2.21. Assignment of Commitments Under Certain Circumstances; Duty to Mitigate. (a) In the event (i) any Lender or an Issuing Bank delivers a certificate requesting compensation pursuant to Section 2.14, (ii) any Lender or an Issuing Bank delivers a notice described in Section 2.15, (iii) the Borrower is required to pay any additional amount to any Lender or an Issuing Bank or any Governmental Authority on account of any Lender or an Issuing Bank pursuant to
Section 2.20 or (iv) any Lender refuses to consent to a proposed amendment, waiver, consent or other modification of this Agreement or any other Loan Documents which has been approved by the Required Lenders and which additionally requires the consent of such Lender for approval pursuant to Section 9.08(b), the Borrower may, at its sole expense and effort (including with respect to the processing and recordation fee referred to in Section 9.04(b)), upon notice to such Lender or such Issuing Bank and the Administrative Agent, require such Lender or such Issuing Bank to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all of its interests, rights and obligations under this Agreement to an assignee that shall assume such assigned obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (y) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Credit Commitment is being assigned, of the Issuing Banks), which consent shall not unreasonably be withheld, and (z) the Borrower or such assignee shall have paid to the affected Lender or Issuing Bank in immediately available funds an amount equal to the sum of the principal of and interest accrued to the date of such payment on the outstanding Loans or L/C Disbursements of such Lender or such Issuing Bank, respectively, plus all Fees and other amounts accrued for the account of such Lender or such Issuing Bank hereunder (including any amounts under Section 2.14 and Section 2.16); provided further that, if prior to any such transfer and assignment the circumstances or event that resulted in such Lender's or such Issuing Bank's claim for compensation under Section 2.14 or notice under Section 2.15 or the amounts paid pursuant to Section 2.20, as the case may be, cease to cause such Lender or such Issuing Bank to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital, or cease to have the consequences specified in Section 2.15, or cease to result in amounts being payable under
Section 2.20, as the case may be (including as a result of any action taken by such Lender or such Issuing Bank pursuant to paragraph (b) below), or if such Lender or such Issuing Bank shall waive its right to claim further compensation under Section 2.14 in respect of such circumstances or event or shall withdraw its notice under Section 2.15 or shall waive its right to further payments under
Section 2.20 in respect of such circumstances or event, as the case may be, then such Lender or such Issuing Bank shall not thereafter be required to make any such transfer and assignment hereunder.

     (b) If (i) any Lender or an Issuing Bank shall request  compensation  under
Section 2.14, (ii) any Lender or an Issuing Bank delivers a notice  described in
Section 2.15 or (iii) the Borrower is required to pay any additional amount to any Lender or an Issuing Bank or any Governmental Authority on account of any Lender or an Issuing Bank, pursuant to Section 2.20, then such Lender or such Issuing Bank shall use reasonable efforts (which shall not require such Lender or such Issuing Bank to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden deemed by it to be significant) (x) to file any certificate or document reasonably requested in writing by the Borrower or (y) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would materially reduce its claims for compensation under Section 2.14 or enable it to withdraw its notice pursuant to
Section 2.15 or would materially reduce amounts payable pursuant to Section 2.20, as the case may be, in the future. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or any Issuing Bank in connection with any such filing or assignment, delegation and transfer.

     SECTION 2.22. Pro Rata Treatment of Term Loans and Existing Term Loans. Notwithstanding any other provision herein, any funds to be used to prepay Term Loans pursuant to Section 2.12 or 2.13 shall be allocated pro rata between the Term Loans and the Existing Term Loans based upon the aggregate outstanding principal amount of the Term Loans and Existing Term Loans on the date of prepayment. The Lenders shall also be entitled to share pro rata in any prepayments of the type described in Section 2.12 or 2.13 that are made to Existing Lenders in respect of the Existing Term Loans pursuant to the Existing Credit Agreement. The pro rata amount allocated to Term Loans in accordance with this Section 2.22 shall be applied as otherwise required by this Agreement.

     SECTION 2.23. Letters of Credit. (a) Subject to the terms and conditions set forth herein, the Borrower may request the issuance of a Letter of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the applicable Issuing Bank, at any time and from time to time while the Revolving Credit Commitments remain in effect. This Section shall not be construed to impose an obligation upon an Issuing Bank to issue any Letter of Credit that is inconsistent with the terms and conditions of this Agreement.

     (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. In order to request the issuance of a Letter of Credit (or to amend, renew or extend an existing Letter of Credit), the Borrower shall hand deliver or telecopy to the applicable Issuing Bank and the Administrative Agent (three Business Days in advance of the requested date of issuance, amendment, renewal or extension, or such shorter period as the Borrower, the Administrative Agent and the applicable Issuing Bank shall agree) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, the date of issuance, amendment, renewal or extension, the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) below), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare such Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if, and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that, after giving effect to such issuance, amendment, renewal or extension (A) the L/C Exposure shall not exceed $60,000,000, and (B) the Aggregate Revolving Credit Exposure shall not exceed the Total Revolving Credit Commitment.

     (c) Expiration Date. Each Letter of Credit shall expire at the close of business on the earlier of the date one year after the date of the issuance of such Letter of Credit and the date that is five Business Days prior to the Revolving Credit Maturity Date, unless such Letter of Credit expires by its terms on an earlier date.

     (d) Participations. By the issuance of a Letter of Credit and without any further action on the part of such Issuing Bank or the Lenders, the applicable Issuing Bank hereby grants to each Revolving Credit Lender, and each such Lender hereby acquires from the applicable Issuing Bank, a participation in such Letter of Credit equal to such Lender's Pro Rata Percentage of the aggregate amount available to be drawn under such Letter of Credit, effective upon the issuance of such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, such Lender's Pro Rata Percentage of each L/C Disbursement made by such Issuing Bank and not reimbursed by the Borrower (or, if applicable, another party pursuant to its obligations under any other Loan Document) forthwith on the date due as provided in Section 2.02(f). Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

     (e) Reimbursement. If an Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, the Borrower shall pay to the Administrative Agent an amount equal to such L/C Disbursement not later than two hours after the Borrower shall have received notice from the applicable Issuing Bank that payment of such draft will be made, or, if the Borrower shall have received such notice later than 10:00 a.m., New York City time, on any Business Day, not later than 10:00 a.m., New York City time, on the immediately following Business Day.

     (f) Obligations Absolute. The Borrower's obligations to reimburse L/C Disbursements as provided in paragraph (e) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, and irrespective of:

          (i) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein;

          (ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Loan Document;

          (iii) the existence of any claim, setoff, defense or other right that the Borrower, any other party guaranteeing, or otherwise obligated with, the Borrower, any Subsidiary or other Affiliate thereof or any other person may at any time have against the beneficiary under any Letter of Credit, the applicable Issuing Bank, the Administrative Agent or any Lender or any other person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction;

          (iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (v) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; and

          (vi) any other act or omission to act or delay of any kind of an Issuing Bank, the Lenders, the Administrative Agent or any other person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of any Borrower's obligations hereunder.

     Without limiting the generality of the foregoing, it is expressly understood and agreed that the absolute and unconditional obligation of the Borrower hereunder to reimburse L/C Disbursements will not be excused by the gross negligence or wilful misconduct of an Issuing Bank. However, the foregoing shall not be construed to excuse an Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by an Issuing Bank's gross negligence or wilful misconduct in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof; it is understood that an Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation and, in making any payment under any Letter of Credit (i) an Issuing Bank's exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (ii) any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute wilful misconduct or gross negligence of an Issuing Bank.

     (g) Disbursement Procedures. The applicable Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Such Issuing Bank shall as promptly as possible give telephonic notification, confirmed by telecopy, to the Administrative Agent and the Borrower of such demand for payment and whether such Issuing Bank has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse such Issuing Bank and the Revolving Credit Lenders with respect to any such L/C Disbursement. The Administrative Agent shall promptly give each Revolving Credit Lender notice thereof.

     (h) Interim Interest. If an Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, then, unless the Borrower shall reimburse such L/C Disbursement in full on such date, the unpaid amount thereof shall bear interest for the account of such Issuing Bank, for each day from and including the date of such L/C Disbursement, to but excluding the earlier of the date of payment by the Borrower or the date on which interest shall commence to accrue thereon as provided in Section 2.02(f), at the rate per annum that would apply to such amount if such amount were an ABR Revolving Loan.

     (i) Resignation or Removal of an Issuing Bank. An Issuing Bank may resign at any time by giving 180 days' prior written notice to the Administrative Agent, the Lenders and the Borrower, and may be removed at any time by the Borrower by notice to such Issuing Bank, the Administrative Agent and the Lenders. Subject to the next succeeding paragraph, upon the acceptance of any appointment as an Issuing Bank hereunder by a Lender that shall agree to serve as a successor Issuing Bank, such successor shall succeed to and become vested with all the interests, rights and obligations of the retiring Issuing Bank and the retiring Issuing Bank shall be discharged from its obligations to issue additional Letters of Credit hereunder. At the time such removal or resignation shall become effective, the Borrower shall pay all accrued and unpaid fees pursuant to Section 2.05(c)(ii). The acceptance of any appointment as an Issuing Bank hereunder by a successor Lender shall be evidenced by an agreement entered into by such successor, in a form satisfactory to the Borrower and the Administrative Agent, and, from and after the effective date of such agreement,
(i) such successor Lender shall have all the rights and obligations of the previous Issuing Bank under this Agreement and the other Loan Documents and (ii) references herein and in the other Loan Documents to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the resignation or removal of an Issuing Bank hereunder, the retiring Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation or removal, but shall not be required to issue additional Letters of Credit.

     (j) Cash Collateralization. If (i) any Event of Default shall occur and be continuing or (ii) to the extent and so long as the L/C Exposure exceeds the Total Revolving Credit Commitment, the Borrower shall, on the Business Day after the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Credit Lenders holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit) thereof and of the amount to be deposited, deposit in an account with the Collateral Agent, for the benefit of the Revolving Credit Lenders, an amount in cash equal to the L/C Exposure as of such date. Such deposit shall be held by the Collateral Agent as collateral for the payment and performance of the Obligations. The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits in Permitted Investments, which investments shall be made at the option and sole discretion of the Collateral Agent, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall (i) automatically be applied by the Administrative Agent to reimburse any Issuing Bank for L/C Disbursements for which it has not been reimbursed, (ii) be held for the satisfaction of the reimbursement obligations of the Borrower for the L/C Exposure at such time and (iii) if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Credit Lenders holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit), be applied to satisfy the Obligations. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived. If the Borrower is required to provide an amount of cash collateral pursuant to clause (ii) of the first sentence of this paragraph (j), such amount shall be returned to the Borrower from time to time to the extent that the amount of such cash collateral held by the Collateral Agent exceeds the excess, if any, of the L/C Exposure over the Total Revolving Credit Commitment so long as no Event of Default shall have occurred and be continuing.

     (k) Additional Issuing Banks. The Borrower may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld) and such Lender, designate one or more additional Lenders to act as an issuing bank under the terms of the Agreement. Any Lender designated as an issuing bank pursuant to this paragraph (k) shall be deemed to be an "Issuing Bank" (in addition to being a Lender) in respect of Letters of Credit issued or to be issued by such Lender, and, with respect to such Letters of Credit, such term shall thereafter apply to the other Issuing Banks and such Lender.

     SECTION 2.24. Incremental Revolving Credit Commitments. (a) The Borrower may, by written notice to the Administrative Agent from time to time, request that the Total Revolving Credit Commitment be increased by an amount not to exceed the Incremental Revolving Facility Amount at such time. Upon the approval of such request by the Administrative Agent, the Administrative Agent shall deliver a copy thereof to each Revolving Credit Lender. Such notice shall set forth the amount of the requested increase in the Total Revolving Credit Commitment (which shall be in minimum increments of $1,000,000 and a minimum amount of $20,000,000 or equal to the remaining Incremental Revolving Facility Amount) and the date on which such increase is requested to become effective (which shall be not less than 10 Business Days nor more than 60 days after the date of such notice and which, in any event, must be prior to the Revolving Credit Maturity Date), and shall offer each Revolving Credit Lender the opportunity to increase its Revolving Credit Commitment by its Pro Rata Percentage of the proposed increased amount. Each Revolving Credit Lender shall, by notice to the Borrower and the Administrative Agent given not more than 10 days after the date of the Administrative Agent's notice, either agree to increase its Revolving Credit Commitment by all or a portion of the offered amount (each Revolving Credit Lender so agreeing being an "Increasing Revolving Lender") or decline to increase its Revolving Credit Commitment (and any Revolving Credit Lender that does not deliver such a notice within such period of 10 days shall be deemed to have declined to increase its Revolving Credit

Commitment) (each Revolving Credit Lender so declining or being deemed to have declined being a "Non-Increasing Revolving Lender"). In the event that, on the 10th day after the Administrative Agent shall have delivered a notice pursuant to the second sentence of this paragraph, the Revolving Credit Lenders shall have agreed pursuant to the preceding sentence to increase their Revolving Credit Commitments by an aggregate amount less than the increase in the Total Revolving Credit Commitment requested by the Borrower, the Borrower may arrange for one or more banks or other entities (any such bank or other financial institution referred to in this clause (a) being called an "Augmenting Revolving Lender"), which may include any Revolving Credit Lender, to extend Revolving Credit Commitments or increase their existing Revolving Credit Commitments in an aggregate amount equal to the unsubscribed amount; provided that each Augmenting Revolving Lender, if not already a Revolving Credit Lender hereunder, shall be subject to the approval of the Administrative Agent and the Issuing Banks (which approvals shall not be unreasonably withheld) and the Borrower and each Augmenting Revolving Lender shall execute all such documentation as the Administrative Agent shall reasonably specify to evidence its Revolving Credit Commitment and/or its status as a Revolving Credit Lender hereunder. Any increase in the Total Revolving Credit Commitment may be made in an amount which is less than the increase requested by the Borrower if the Borrower is unable to arrange for, or chooses not to arrange for, Augmenting Revolving Lenders.

     (b) On the effective date (the "Increase Effective Date") of any increase in the Total Revolving Credit Commitment pursuant to this Section 2.24 (the "Commitment Increase"), (i) the aggregate principal amount of the Revolving Loans outstanding (the "Initial Loans") immediately prior to giving effect to the Commitment Increase on the Increase Effective Date shall be deemed to be paid, (ii) each Increasing Revolving Lender and each Augmenting Revolving Lender that shall have been a Revolving Credit Lender prior to the Commitment Increase shall pay to the Administrative Agent in same day funds an amount equal to the difference between (A) the product of (1) such Revolving Credit Lender's Pro Rata Percentage (calculated after giving effect to the Commitment Increase) multiplied by (2) the amount of the Subsequent Revolving Borrowings (as hereinafter defined) and (B) the product of (1) such Revolving Credit Lender's Pro Rata Percentage (calculated without giving effect to the Commitment
Increase) multiplied by (2) the amount of the Initial Loans, (iii) each Augmenting Revolving Lender that shall not have been a Revolving Credit Lender prior to the Commitment Increase shall pay to Administrative Agent in same day funds an amount equal to the product of (1) such Augmenting Revolving Lender's Pro Rata Percentage (calculated after giving effect to the Commitment Increase) multiplied by (2) the amount of the Subsequent Revolving Borrowings, (iv) after the Administrative Agent receives the funds specified in clauses (ii) and (iii) above, the Administrative Agent shall pay to each Non-Increasing Revolving Lender the portion of such funds that is equal to the difference between (A) the product of (1) such Non-Increasing Revolving Lender's Pro Rata Percentage (calculated without giving effect to the Commitment Increase) multiplied by (2) the amount of the Initial Loans, and (B) the product of (1) such Non-Increasing

Revolving Lender's Pro Rata Percentage (calculated after giving effect to the Commitment Increase) multiplied by (2) the amount of the Subsequent Revolving Borrowings, (v) after the effectiveness of the Commitment Increase, the Borrower shall be deemed to have made new Revolving Credit Borrowings (the "Subsequent Revolving Borrowings") in an aggregate principal amount equal to the aggregate principal amount of the Initial Loans and of the Types and for the Interest Periods specified in a Borrowing Request delivered to the Administrative Agent in accordance with Section 2.03, (vi) each Non-Increasing Revolving Lender, each Increasing Revolving Lender and each Augmenting Revolving Lender shall be deemed to hold its Pro Rata Percentage of each Subsequent Revolving Borrowing (each calculated after giving effect to the Commitment Increase) and (vii) the Borrower shall pay each Increasing Revolving Lender and each Non-Increasing Revolving Lender any and all accrued but unpaid interest on the Initial Loans. The deemed payments made pursuant to clause (i) above in respect of each Eurocurrency Loan shall be subject to indemnification by the Borrower pursuant to the provisions of Section 2.16 if the Increase Effective Date occurs other than on the last day of the Interest Period relating thereto.

     (c) Notwithstanding the foregoing, no increase in the Total Revolving Credit Commitment (or in the Revolving Credit Commitment of any Revolving Credit Lender) or addition of a new Revolving Credit Lender shall become effective under this Section 2.24 unless, (i) on the date of such increase, the conditions set forth in paragraphs (b) and (c) of Section 4.01 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Borrower, and (ii) the Administrative Agent shall have received (with sufficient copies for each of the Revolving Credit Lenders) documents consistent with those delivered on the Restatement Closing Date under the Amendment Agreement as to the corporate power and authority of the Borrower to borrow hereunder after giving effect to such increase.

     SECTION 2.25. Incremental Term Loan Commitments. (a) The Borrower may, by written notice to the Administrative Agent, request Incremental Term Loan Commitments in an amount not to exceed the Incremental Term Loan Amount from one or more Incremental Term Lenders, which may include any existing Lender; provided that each Incremental Term Lender, if not already a Lender hereunder, shall be subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld).

     (b) The Borrower and each Incremental Term Lender shall execute and deliver to the Administrative Agent an Incremental Term Loan Assumption Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Incremental Term Loan Commitment of such Incremental Term Lender. Each Incremental Term Loan Assumption Agreement shall specify the terms of the Incremental Term Loans to be made thereunder; provided that, without the prior written consent of the Required Lenders, (i) the interest rate spreads in respect of the Incremental Term Loans shall not exceed by more than 50 basis points the interest rate spreads for the Tranche C Term Loans, (ii) the final maturity date of the Incremental Term Loans shall be no earlier than the Tranche C Term Loan Maturity Date and (iii) the average life to maturity of the Incremental Term Loans shall be no shorter than the average life to maturity of the Tranche C Term Loans. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Term Loan Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Term Loan Assumption Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Term Loan Commitment evidenced thereby.

     (c) Notwithstanding the foregoing, no Incremental Term Loan Commitment shall become effective under this Section 2.25 unless (i) on the date of such effectiveness, the conditions set forth in paragraphs (b) and (c) of Section
4.01 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Borrower, and (ii) the Administrative Agent shall have received (with sufficient copies for each of the Incremental Term Lenders for such Incremental Term Loan Commitment) documents consistent with those delivered on the Restatement Closing Date under the Amendment Agreement as to the corporate power and authority of the Borrower to borrow hereunder after giving effect to such Incremental Term Loan Commitment.


                                   ARTICLE III

                         Representations and Warranties

     The Borrower represents and warrants to the Administrative Agent, the Collateral Agent, each of the Issuing Banks and each of the Lenders that:

     SECTION 3.01. Organization; Powers. The Borrower and each of the Subsidiaries (a) is a corporation or partnership duly incorporated or formed, as the case may be, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect, and (d) has the corporate power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated hereby to which it is or will be a party and, in the case of the Borrower, to borrow hereunder.

     SECTION 3.02. Authorization. The execution, delivery and performance by each Loan Party of each of the Loan Documents and the borrowings hereunder (collectively, the "Transactions") (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, (B) the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any Subsidiary, (C) any order of any Governmental Authority applicable to the Borrower or such Subsidiary or (D) any provision of any indenture, agreement or other instrument to which the Borrower or any Restricted Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument, except, in the case of each of clause (i)(A), (i)(D) and (ii), where such violation, breach or default could not reasonably be expected to result in a Material Adverse Effect or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any Restricted Subsidiary (other than any Lien created hereunder or under the Security Documents).

     SECTION 3.03. Enforceability. Each Loan Document has been duly executed and delivered by each Loan Party party thereto and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     SECTION 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except for (i) recordation of certain amendments of, or modifications to, the Mortgages and
(ii) such as have been made or obtained and are in full force and effect, except where the failure to obtain the same could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 3.05. Financial Statements. (a) The Borrower has heretofore made available to the Lenders (i) its consolidated balance sheets and statements of income and changes in financial condition as of and for each of the fiscal years ended December 31, 1998, December 31, 1999 and December 31, 2000, audited by and accompanied by the opinion of PricewaterhouseCoopers LLP, independent public accountants. Such financial statements present fairly in all material respects the financial condition and results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of such dates and for such periods. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the Borrower and its consolidated Subsidiaries as of the dates thereof required to be reflected in accordance with GAAP. Such financial statements were prepared in accordance with GAAP applied on a consistent basis.

     SECTION 3.06. No Material Adverse Change. There has been no material adverse change in the business, assets, operations, prospects, condition, financial or otherwise, or material agreements of the Borrower and its Restricted Subsidiaries, taken as a whole, since December 31, 2000.

     SECTION 3.07. Title to Properties; Possession Under Leases. (a) Each of the Borrower and its Restricted Subsidiaries has fee title to, or valid leasehold interests in, all its material properties and assets (including all Mortgaged Property), except for defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 6.02.

     (b) Each of the Borrower and its Restricted Subsidiaries has complied in all material respects with all obligations under all material leases to which it is a party and all such leases are in full force and effect. Each of the Borrower and its Restricted Subsidiaries enjoys peaceful and undisturbed possession under all such material leases.

     (c) The Borrower has not received any written notice of, nor has any knowledge of, any pending or contemplated condemnation proceeding affecting the Mortgaged Properties or any sale or disposition thereof in lieu of condemnation.

     (d) Neither the Borrower nor any of its Restricted Subsidiaries is obligated under any right of first refusal, option or other contractual right to sell, assign or otherwise dispose of any Mortgaged Property or any interest therein.

     SECTION 3.08. Subsidiaries. Schedule 3.08 sets forth as of the Restatement Closing Date a list of all Subsidiaries and the percentage ownership interest of the Borrower therein. The shares of capital stock or other ownership interests so indicated on Schedule 3.08 are fully paid and non assessable and are owned by the Borrower, directly or indirectly through its Subsidiaries, free and clear of all Liens, except for Liens created under the Security Documents. Each Inactive Subsidiary (a) owns assets having a fair market value not in excess of $50,000 in the aggregate, (b) does not conduct any business activity and (c) is not an obligor with respect to any Indebtedness.

     SECTION 3.09. Litigation;  Compliance with Laws. (a) Except as set forth on
Schedule 3.09, there are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries or any business, property or rights of any such person (i) that involve any Loan Document or the Transactions or (ii) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined in the ordinary course of such action, suit or proceeding, at the time of such determination, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

     (b) None of the Borrower or any of its Subsidiaries or any of their respective material properties or assets is in violation of, nor will the continued operation of their material properties and assets as currently conducted violate, any law, rule or regulation (including any zoning, building, Environmental Law, ordinance, code or approval or any building permits) or any restrictions of record or agreements affecting the Mortgaged Property, or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect.

     (c) Certificates of occupancy and permits are in effect for each Mortgaged Property as currently constructed, except where the failure to have the same could not reasonably be expected to result in a Material Adverse Effect.

     SECTION  3.10.  Agreements.  (a)  Neither  the  Borrower  nor  any  of  its
Subsidiaries is a party to any agreement or instrument or subject to any corporate restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect.

     (b) Neither the Borrower nor any of its Subsidiaries is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect.

     SECTION 3.11. Federal Reserve Regulations. (a) Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

     (b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the regulations of the Board, including Regulation T, U or X.

     SECTION 3.12. Investment Company Act; Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

     SECTION 3.13. Use of Proceeds. The Borrower will use the proceeds of the Loans and will request the issuance of Letters of Credit only for working capital and other general corporate purposes (including financing Permitted Acquisitions).

     SECTION 3.14. Tax Returns. Each of the Borrower and its Subsidiaries has filed or caused to be filed all Federal, state, local and foreign tax returns or materials required to have been filed by it and has paid or caused to be paid all taxes due and payable by it and all assessments received by it (in each case giving effect to applicable extensions), except taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, shall have set aside on its books reserves in accordance with GAAP.

     SECTION 3.15. No Material Misstatements. None of (a) the Confidential Information Memorandum or (b) any other information, report, financial statement, exhibit or schedule furnished by or on behalf of the Borrower in writing to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading; provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, the Borrower represents only that it acted in good faith and utilized assumptions believed by it to be reasonable and due care in the preparation of such information, report, financial statement, exhibit or schedule.

     SECTION 3.16. Employee Benefit Plans. (a) Each of the Borrower and its respective ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in a Material Adverse Effect. The present value of all benefit liabilities under each Plan (based on those assumptions used to fund such Plan) did not, as of December 31, 2000, exceed by more than $5,600,000 the fair market value of the assets of such Plan, and the present value of all benefit liabilities of all underfunded Plans (based on those assumptions used to fund each such Plan) did not, as of December 31, 2000, exceed by more than $5,600,000 the fair market value of the assets of all such underfunded Plans.

     (b) Each Foreign Pension Plan is in compliance in all material respects with all requirements of law applicable thereto and the respective requirements of the governing documents for such plan except to the extent such non-compliance could not reasonably be expected to result in a Material Adverse Effect. With respect to each Foreign Pension Plan, none of the Borrower, its Affiliates or any of its directors, officers, employees or agents has engaged in a transaction which would subject the Borrower or any of its Subsidiaries, directly or indirectly, to a material tax or civil penalty which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. With respect to each Foreign Pension Plan, reserves have been established in the financial statements furnished to Lenders in respect of any unfunded liabilities in accordance with applicable law and prudent business practice or, where required, in accordance with ordinary accounting practices in the jurisdiction in which such Foreign Pension Plan is maintained. The aggregate unfunded liabilities, with respect to such Foreign Pension Plans could not reasonably be expected to result in a Material Adverse Effect. There are no actions, suits or claims (other than routine claims for benefits) pending or threatened against the Borrower or any of its Affiliates with respect to any Foreign Pension Plan which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

     SECTION 3.17.  Environmental Matters. Except as set forth in Schedule 3.17:
(a) The properties owned, leased or operated by each of the Borrower and its Subsidiaries (the "Properties") do not contain any Hazardous Materials in amounts or concentrations which (i) constitute, or constituted a violation of,
(ii) require Remedial Action under, or (iii) could give rise to liability under, Environmental Laws, which violations, Remedial Actions and liabilities, in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

     (b) The Properties and all operations of each of the Borrower and its Subsidiaries are in compliance in all material respects, and in the last five years have been in compliance, with all Environmental Laws, and all necessary Environmental Permits have been obtained and are in effect, except to the extent that such non-compliance or failure to obtain any necessary permits, in the aggregate, could reasonably be expected to not result in a Material Adverse Effect;

     (c) There have been no Releases or threatened Releases at, from, under or proximate to the Properties or otherwise in connection with the current or former operations of the Borrower or its Subsidiaries, which Releases or threatened Releases, in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

     (d) Neither the Borrower nor any of its Subsidiaries has received any notice of an Environmental Claim in connection with the Properties or the current or former operations of the Borrower or such Subsidiaries or with regard to any person whose liabilities for environmental matters the Borrower or such Subsidiaries has retained or assumed, in whole or in part, contractually, by operation of law or otherwise, which, in the aggregate, could reasonably be expected to result in a Material Adverse Effect, nor do the Borrower or its Subsidiaries have reason to believe that any such notice will be received or is being threatened; and

     (e) Hazardous Materials have not been transported from the Properties, nor have Hazardous Materials been generated, treated, stored or disposed of at, on or under any of the Properties in a manner that could give rise to liability under any Environmental Law, nor have the Borrower or its Subsidiaries retained or assumed any liability, contractually, by operation of law or otherwise, with respect to the generation, treatment, storage or disposal of Hazardous Materials, which liabilities, in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

     SECTION 3.18. Insurance. Schedule 3.18 sets forth a true, complete and correct description of all material insurance maintained by the Borrower or any of its Restricted Subsidiaries as of the Restatement Closing Date. As of such date, such insurance is in full force and effect and all premiums have been duly paid. Each of the Borrower and its Restricted Subsidiaries has insurance in such amounts and covering such risks and liabilities as are in accordance with normal industry practice.

     SECTION 3.19. Security Documents. (a) The Pledge Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and, with respect to all Collateral previously delivered to and in the possession of the Collateral Agent, constitutes, or in the case of Collateral to be delivered in the future, will constitute, a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgors thereunder in such Collateral, in each case prior and superior in right to any other person.

     (b) The Security Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) and, together with the financing statements previously filed or to be filed in the future, constitutes, or in the case of any future filing, will constitute, a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral (other than the Intellectual Property, as defined in the Security Agreement), in each case prior and superior in right to any other person, other than with respect to Liens expressly permitted by Section 6.02.

     (c) The Security Agreement currently on file in the United States Patent and Trademark Office and the United States Copyright Office constitutes a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in the Intellectual Property (as defined in the Security Agreement), in each case prior and superior in right to any other person (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a lien on registered trademarks, trademark applications and copyrights acquired by the grantors after the Original Closing Date).

     (d) The Mortgages are effective to create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable Lien on all of the Loan Parties' right, title and interest in and to the Mortgaged Property thereunder and the proceeds thereof, and a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Mortgaged Property and the proceeds thereof, in each case prior and superior in right to any other person, other than with respect to the rights of persons pursuant to Liens expressly permitted by Section 6.02.

     SECTION 3.20. Location of Real Property and Leased Premises. (a) Schedule 3.20(a) lists completely and correctly as of the Restatement Closing Date all real property owned by the Borrower and the Restricted Subsidiaries and the addresses thereof. The Borrower and the Restricted Subsidiaries own in fee all the real property set forth on Schedule 3.20(a).

     (b) Schedule 3.20(b) lists completely and correctly as of the Restatement Closing Date all real property leased by the Borrower and the Restricted
Subsidiaries  and  the  addresses  thereof.  The  Borrower  and  the  Restricted
Subsidiaries have valid leases in all the real property set forth on Schedule 3.20(b).

     SECTION 3.21. Labor Matters. Except as set forth on Schedule 3.21, as of the Restatement Closing Date, there are no strikes, lockouts or slowdowns against the Borrower or any of its Restricted Subsidiaries pending or, to the knowledge of the Borrower, threatened. The hours worked by and payments made to employees of the Borrower and its Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All payments due from the Borrower or any of its Restricted Subsidiaries, or for which any claim may be made against the Borrower or any such Restricted Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Borrower or such Restricted Subsidiary. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower or any of its Restricted Subsidiaries is bound on the Restatement Closing Date.

     SECTION 3.22. Solvency. Immediately after the consummation of the Transactions and immediately following the making of each Loan and after giving effect to the application of the proceeds of such Loan, (a) the fair value of the assets of the Loan Parties, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Loan Parties will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Restatement Closing Date.

                                   ARTICLE IV

                              Conditions of Lending

     The obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder are subject to the satisfaction of the following conditions:

     SECTION 4.01. All Credit Events. On the date of each Borrowing and on the date of each issuance, amendment or renewal of a Letter of Credit (each such event being called a "Credit Event"):

     (a) The Administrative Agent shall have received a notice of such Borrowing as required by Section 2.03 (or such notice shall have been deemed given in accordance with Section 2.03) or, in the case of the issuance, amendment or renewal of a Letter of Credit, the applicable Issuing Bank and the Administrative Agent shall have received a notice requesting the issuance of such Letter of Credit as required by Section 2.23(b).

     (b) The representations and warranties set forth in Article III hereof shall be true and correct in all material respects on and as of the date of such Credit Event with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

     (c) Each Borrower and each other Loan Party shall be in compliance with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after such Credit Event, no Event of Default or Default shall have occurred and be continuing.

     Each Credit Event shall be deemed to constitute a representation and warranty by each Borrower on the date of such Credit Event as to the matters specified in paragraphs (b) and (c) of this Section 4.01.

                                    ARTICLE V

                              Affirmative Covenants

     The Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan and all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full and all Letters of Credit have been canceled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, the Borrower will, and will cause each of its Restricted Subsidiaries to:

     SECTION 5.01. Existence; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 6.05.

     (b) Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated or in an otherwise prudent manner; comply in all material respects with all applicable laws, rules, regulations (including any zoning, building, Environmental Law, ordinance, code or approval or any building permits or any restrictions of record or agreements affecting the Mortgaged Properties) and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted unless failure to comply could not reasonably be expected to result in a Material Adverse Effect; and at all times maintain and preserve all property material to the conduct of such business and keep such property in working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be conducted at all times in a commercially reasonably manner.

     SECTION 5.02. Insurance. (a) Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance (including self insurance), to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations and of same or similar size, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance as may be required by law.

     (b) Cause all such policies of the Borrower or any Domestic Restricted Subsidiary to be endorsed or otherwise amended to include a "standard" or "New York" lender's loss payable endorsement, in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent, which endorsement shall provide that, from and after the Restatement Closing Date, if the insurance carrier shall have received written notice from the Administrative Agent or the Collateral Agent of the occurrence of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to the Borrower or any such Loan Parties under such policies directly to the Collateral Agent; cause all such policies to provide that no Borrower, the Administrative Agent, the Collateral Agent nor any other party shall be a coinsurer thereunder and to contain a "Replacement Cost Endorsement", without any deduction for depreciation, and such other provisions as the Administrative Agent or the Collateral Agent may reasonably require from time to time to protect their interests; deliver original or certified copies of all such policies to the Collateral Agent; cause each such policy to provide that it shall not be canceled, modified or not renewed for any other reason upon not less than 30 days' prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent; deliver to the Administrative Agent and the Collateral Agent, prior to the cancelation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent and the Collateral Agent) together with evidence satisfactory to the Administrative Agent and the Collateral Agent of payment of the premium therefor.

     (c) If at any time the area in which the Premises (as defined in the Mortgages) are located is designated (i) a "flood hazard area" in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in such total amount as the Administrative Agent, the Collateral Agent or the Required Lenders may from time to time require, and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as it may be amended from time to time, or (ii) a "Zone 1" area, obtain earthquake insurance in such total amount as the Administrative Agent, the Collateral Agent or the Required Lenders may from time to time require.

     (d) With respect to any Mortgaged Property, carry and maintain comprehensive general liability insurance including the "broad form CGL endorsement" and coverage on an occurrence basis against claims made for personal injury (including bodily injury, death and property damage) and umbrella liability insurance against any and all claims, in no event for a combined single limit of less than that in effect on the Restatement Closing Date, naming the Collateral Agent as an additional insured, on forms reasonably satisfactory to the Collateral Agent.

     (e) Notify the Administrative Agent and the Collateral Agent immediately whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 5.02 is taken out by the Borrower; and promptly deliver to the Administrative Agent and the Collateral Agent a duplicate original copy of such policy or policies.

     (f) In connection with the covenants set forth in this Section 5.02, it is understood and agreed that:

          (i) none of the Administrative Agent, the Lenders, the Issuing Banks, or their respective agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 5.02, it being understood that (A) the Borrower and the other Loan Parties shall look solely to their insurance companies or any other parties other than the aforesaid parties for the recovery of such loss or damage and (B) such insurance companies shall have no rights of subrogation against the Administrative Agent, the Collateral Agent, the Lenders, the Issuing Banks or their agents or employees. If, however, the insurance policies do not provide waiver of subrogation rights against such parties, as required above, then the Borrower hereby agrees, to the extent permitted by law, to waive its right of recovery, if any, against the Administrative Agent, the Collateral Agent, the Lenders, the Issuing Banks and their agents and employees; and

          (ii) the designation of any form, type or amount of insurance coverage by the Administrative Agent, the Collateral Agent or the Required Lenders under this Section 5.02 shall in no event be deemed a representation, warranty or advice by the Administrative Agent, the Collateral Agent or the Lenders that such insurance is adequate for the purposes of the business of the Borrower and its Subsidiaries or the protection of their properties and the Administrative Agent, the Collateral Agent and the Required Lenders shall have the right from time to time to require the Borrower and the other Loan Parties to keep other insurance in such form and amount as the Administrative Agent, the Collateral Agent or the Required Lenders may reasonably request; provided that such insurance shall be obtainable on commercially reasonable terms.

     SECTION 5.03. Obligations and Taxes. Pay its Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, could reasonably be expected to give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such obligation, tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Borrower shall have set aside on its books reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien and, in the case of a Mortgaged Property, there is no risk of forfeiture of such property.

     SECTION  5.04.  Financial  Statements,  Reports,  etc.  In the  case of the
Borrower,   furnish  to  the  Administrative   Agent  for  distribution  by  the
Administrative Agent to each Lender:

          (a) within 90 days after the end of each fiscal year, its consolidated and consolidating balance sheets and related statements of operations, stockholders' equity and cash flows showing the financial condition of the Borrower and its consolidated Subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such Subsidiaries during such year, all audited by PricewaterhouseCoopers LLP or other independent public accountants of recognized national standing or otherwise reasonably acceptable to the Required Lenders and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

          (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, its consolidated and consolidating balance sheets and related statements of operations, stockholders' equity and cash flows showing the financial condition of the Borrower and its consolidated Subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such Subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as fairly presenting in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments;

          (c) concurrently with any delivery of financial statements under sub-paragraph (a) or (b) above (i) if there shall have been any Unrestricted Subsidiaries during the relevant period, comparable financial statements (which need not be audited or contain footnotes) for such period covering the Borrower and its Restricted Subsidiaries, and (ii) a certificate of the accounting firm (unless at such time it is the practice and policy of such accounting firm not to deliver such certificates) or Financial Officer opining on or certifying such statements (which certificate, when furnished by an accounting firm, may be limited to accounting matters and disclaim responsibility for legal interpretations)
     (x) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto; and (y) in the case of any such letter from such Financial Officer, setting forth reasonably detailed calculations demonstrating compliance with Sections 6.10, 6.11, 6.12 and 6.13;

          (d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Restricted Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed to its shareholders, as the case may be;

          (e) as promptly as practicable, but in no event later than 10 Business Days after the last day of each fiscal year of the Borrower, a copy of the budget for its consolidated balance sheet and related statements of income and selected working capital and capital expenditure analyses for each quarter of the following fiscal year; and

          (f) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Borrower or any Restricted Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

     SECTION 5.05. Litigation and Other Notices. Furnish to the Administrative Agent, the Issuing Banks and each Lender, promptly after obtaining knowledge thereof, written notice of the following:

          (a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;

          (b) the filing or commencement of, or any threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against the Borrower or any Affiliate thereof that could reasonably be expected to result in a Material Adverse Effect; and

          (c) any development with respect to the Borrower or any Subsidiary that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

     SECTION 5.06. Employee Benefits. (a) Comply in all material respects with the applicable provisions of ERISA and the Code and the laws applicable to any Foreign Benefit Plan and (b) furnish to the Administrative Agent (i) as soon as possible after, and in any event within 10 days after any Responsible Officer of the Borrower or any Affiliate knows that any ERISA Event has occurred that, alone or together with any other ERISA Event could reasonably be expected to result in liability of the Borrower in an aggregate amount exceeding $5,000,000 (or the dollar equivalent thereof in another currency), a statement of a Financial Officer of the Borrower setting forth details as to such ERISA Event and the action, if any, that the Borrower proposes to take with respect thereto.

     SECTION 5.07. Maintaining Records; Access to Properties and Inspections. Keep proper books of record and account in which full, true and correct entries in conformity in all material respects with GAAP and all requirements of law are made of all dealings and transactions in relation to its business and activities. Each Loan Party will, and will cause each of its Restricted Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender to visit and inspect the financial records and the properties of the Borrower or any Restricted Subsidiary at reasonable times and as often as reasonably requested (but in no event more than twice annually unless an Event of Default shall have occurred and be continuing) and to make extracts from and copies of such financial records, and permit any representatives designated by the Administrative Agent or any Lender to discuss the affairs, finances and condition of the Borrower or any Restricted Subsidiary with the officers thereof and independent accountants therefor.

     SECTION 5.08. Use of Proceeds. Use the proceeds of the Loans and request the issuance of Letters of Credit only for working capital and other general corporate purposes (including the financing of Permitted Acquisitions).

     SECTION 5.09. Compliance with Environmental Laws. Comply, and cause all lessees and other persons occupying its Properties to comply, in all material respects with all Environmental Laws and Environmental Permits applicable to its operations and Properties; obtain and renew all Environmental Permits necessary for its operations and Properties; and conduct any Remedial Action in accordance with Environmental Laws; provided, however, that the Borrower and the Restricted Subsidiaries shall not be required to undertake any Remedial Action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.

     SECTION 5.10. Preparation of Environmental Reports. If an Event of Default caused by reason of a breach of Section 3.17 or 5.09 shall have occurred and be continuing, at the request of the Required Lenders through the Administrative Agent, provide to the Lenders within 45 days after such request, at the expense of the Borrower, an environmental site assessment report for the Properties which are the subject of such default, prepared by an environmental consulting firm reasonably acceptable to the Administrative Agent and indicating the presence or absence of Hazardous Materials and the estimated cost of any Remedial Action or any other activity required to bring the Properties into compliance with Environmental Laws in connection with such Properties.

     SECTION 5.11. Further Assurances. (a) Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements, mortgages and deeds of trust) that may be required under applicable law, or that the Required Lenders, the Administrative Agent or the Collateral Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Security Documents. The Borrower will cause any subsequently acquired or organized Restricted Domestic Subsidiary (other than an Inactive Subsidiary or Finsub) to execute a supplement to the Subsidiary Guarantee Agreement, the Indemnity Subrogation and Contribution Agreement and each applicable Security Document in favor of the Collateral Agent. In addition, from time to time, the Borrower will, at its cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected security interests with respect to such of its assets and properties as the Administrative Agent or the Required Lenders shall reasonably designate (it being understood that it is the intent of the parties that the Obligations shall be secured by, among other things, substantially all the assets of the Borrower and the Subsidiary Guarantors (including real and other properties acquired subsequent to the Original Closing Date)). Such security interests and Liens will be created under the Security Documents and other security agreements, mortgages, deeds of trust and other instruments and documents in form and substance reasonably satisfactory to the Collateral Agent, and the Borrower shall deliver or cause to be delivered to the Lenders all such instruments and documents (including legal opinions, title insurance policies and lien searches) as the Collateral Agent shall reasonably request to evidence compliance with this Section.

     (b) In the case of the Borrower and the Subsidiary Guarantors, promptly to notify the Collateral Agent in writing of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in its identity or corporate structure or (iv) in its Federal Taxpayer Identification Number. The Borrower and each Subsidiary Guarantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral. The Borrower and each Subsidiary Guarantor agrees promptly to notify the Collateral Agent if any material portion of the Collateral owned or held by the Borrower is damaged or destroyed.



                                   ARTICLE VI

                               Negative Covenants

     The Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan and all Fees and all other expenses or amounts payable under any Loan Document have been paid in full and all Letters of Credit have been cancelled or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, and will not cause or permit any of the Restricted Subsidiaries to:

     SECTION 6.01. Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except that the Borrower and any Restricted Subsidiary (other than any Inactive Subsidiary or Finsub (except as expressly permitted by subsection
(p) below)) may incur, create, assume or permit to exist:

          (a) Indebtedness for borrowed money existing on the Restatement Closing Date and set forth in Schedule 6.01 to the Existing Credit Agreement;

          (b) Indebtedness created hereunder, under the Existing Credit Agreement and under the other Loan Documents; provided, however, that the sum of the Existing Loans and the aggregate available commitments under the Existing Credit Agreement shall not exceed $248,700,000 at any time;

          (c) The Existing Senior Subordinated Notes, the New Subordinated Notes and the Additional Subordinated Notes;

          (d) Indebtedness pursuant to (i) Hedging Agreements and (ii) the Additional L/C Facility; provided, however, that the Additional L/C Exposure shall not exceed $60,000,000 at any time; (e) Indebtedness of (i) the Borrower or any wholly owned Restricted Subsidiary (other than an Inactive Subsidiary or Finsub) to any other wholly owned Restricted Subsidiary (other than an Inactive Subsidiary or Finsub), (ii) any wholly owned Restricted Subsidiary (other than an Inactive Subsidiary or Finsub) to the Borrower or (iii) Finsub to the Borrower or any wholly owned Restricted Subsidiary (other than an Inactive Subsidiary) incurred pursuant to the Receivables Program; provided, however, that (i) any Indebtedness of a Loan Party shall be subordinated to the prior payment in full of the Obligations and (ii) any Indebtedness of Finsub incurred pursuant to this subsection (e) shall be permitted only for such limited period of time as is required to account for any sale of Program Receivables, which period of time shall not in any event exceed two Business Days;

          (f) Indebtedness resulting from endorsement of negotiable instruments for collection in the ordinary course of business;

          (g) Indebtedness arising under indemnity agreements to title insurers to cause such title insurers to issue to the Collateral Agent mortgagee title insurance policies;

          (h) Indebtedness arising with respect to customary indemnification and purchase price adjustment obligations incurred in connection with Asset Sales and Permitted Acquisitions permitted hereunder;

          (i)  Indebtedness  incurred in the  ordinary  course of business  with
     respect  to  surety   and  appeal   bonds,   performance,   insurance   and
     return-of-money bonds and other similar obligations;

          (j) Indebtedness consisting of (i) Acquired Indebtedness or (ii) Purchase Money Indebtedness or Capital Lease Obligations incurred in the ordinary course of business after the Original Closing Date; provided that the aggregate principal amount of any such Indebtedness pursuant to this paragraph (j) shall not exceed $125,000,000;

          (k) Indebtedness of O&K Mining GmbH; provided that the aggregate principal amount of any such Indebtedness pursuant to this paragraph (k) shall not exceed DM17,500,000 or equivalent in Euro;

          (l) Floor Plan Guarantees;

          (m) Indebtedness incurred under (i) the Italian Facilities in an amount not exceeding Lit12,850,000,000 or equivalent in Euro in the aggregate at any time outstanding and (ii) the Irish Facilities in an amount not exceeding ,10,000,000 in the aggregate at any time outstanding;

          (n) Indebtedness incurred to extend, renew or refinance Indebtedness described in paragraph (a), (c), (j), (k) or (l) above ("Refinancing Indebtedness") so long as (i) such Refinancing Indebtedness is in an aggregate principal amount not greater than the aggregate principal amount of the Indebtedness being extended, renewed or refinanced, plus the amount of any interest or premiums required to be paid thereon plus fees and expenses associated therewith, (ii) such Refinancing Indebtedness has a later or equal final maturity and a longer or equal weighted average life than the Indebtedness being extended, renewed or refinanced, (iii) if the Indebtedness being extended, renewed or refinanced is subordinated to the Obligations, the Refinancing Indebtedness is subordinated to the Obligations to the extent of the Indebtedness being extended, renewed or refinanced and (iv) the covenants, events of default and other non-pricing provisions of the Refinancing Indebtedness shall be no less favorable to the Lenders than those contained in the Indebtedness being extended, renewed or refinanced;

          (o) Indebtedness classified as Capital Lease Obligations incurred in connection with the purchase of inventory to be sold in the ordinary course of business;

          (p) Indebtedness of Finsub incurred pursuant to the Receivables Program Documentation in an amount not exceeding $100,000,000 in the aggregate at any time outstanding;

          (q) other unsecured Indebtedness in an aggregate principal amount not exceeding $15,000,000 at any time outstanding; and

          (r)   Indebtedness   of  Foreign   Subsidiaries   acquired  after  the
     Restatement Closing Date under local credit lines not exceeding $25,000,000 in the aggregate at any time outstanding;

     SECTION 6.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any person, including any Restricted Subsidiary) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

          (a) Liens on property or assets of the Borrower and its Restricted Subsidiaries existing on the Restatement Closing Date and as set forth in
     Schedule 6.02 to the Existing Credit Agreement; provided that such Liens shall secure only those obligations which they secure on the Restatement Closing Date;

          (b) any Lien created under the Loan Documents;

          (c) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Restricted Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition, (ii) such Lien does not apply to any other property or assets of the Borrower or any Restricted Subsidiary and (iii) such Lien does not (A) materially interfere with the use, occupancy and operation of any Mortgaged Property, (B) materially reduce the fair market value of such Mortgaged Property but for such Lien or (C) result in any material increase in the cost of operating, occupying or owning or leasing such Mortgaged Property;

          (d) Liens for taxes not yet due or which are being contested in compliance with Section 5.03;

          (e) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable or which are being contested in compliance with Section 5.03;

          (f) pledges and deposits made in the ordinary course of business in compliance with workmen's compensation, unemployment insurance and other social security laws or regulations;

          (g) (i) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business and (ii) Liens on the receivables of Terex Equipment Limited to secure Indebtedness of Terex Equipment Limited in respect of performance bonds and similar obligations in an aggregate principal amount not to exceed ,3,000,000;

          (h) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any of its Restricted Subsidiaries;

          (i) purchase money security interests in real property, improvements thereto or equipment hereafter acquired (or, in the case of improvements, constructed) by the Borrower or any Restricted Subsidiary (other than an Inactive Subsidiary or Finsub) or in respect of Capital Lease Obligations; provided that (i) such security interests secure Indebtedness permitted by
     Section 6.01(j), (ii) such security interests are incurred, and the Indebtedness secured thereby is created, within 90 days after such acquisition (or construction), (iii) the Indebtedness secured thereby does not exceed 100% of the lesser of the cost or the fair market value of such real property, improvements or equipment at the time of such acquisition (or construction) and (iv) such security interests do not apply to any other property or assets of the Borrower or any Restricted Subsidiary;

          (j) Liens arising from the rendering of a final judgment or order that does not give rise to an Event of Default;

          (k) Liens securing Acquired Indebtedness; provided that (i) such Acquired Indebtedness was secured by such Liens at the time of the relevant Permitted Acquisition and such Liens were not incurred in contemplation thereof and (ii) such Liens do not extend to (x) any property of the Borrower or the Restricted Subsidiaries (other than the Acquired Person) or
     (y) to any property of the Acquired Person other than the property securing such Liens on the date of the relevant Permitted Acquisition;

          (l) Liens securing Refinancing Indebtedness, to the extent that the Indebtedness being refinanced was originally secured in accordance with this Section 6.02; provided that such Lien does not apply to any additional property or assets of the Borrower or any Restricted Subsidiary;

          (m) Liens in favor of the Borrower;

          (n) Liens on the assets of Powerscreen with a fair market value not in excess of the amount reasonably required to fully secure the Irish Facilities; and

          (o) Liens on the property of Finsub incurred pursuant to the Receivables Program Documentation.

     SECTION 6.03. Sale and Lease-Back Transactions. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred (a "Sale and Leaseback"); provided that the Borrower or any Restricted Subsidiary may enter into any such transaction to the extent that the Capital Lease Obligations and Liens associated therewith would be permitted under this Agreement.

     SECTION 6.04. Investments, Loans and Advances. Purchase, hold or acquire any capital stock, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other person, except:

          (a) investments by the Borrower and its Restricted Subsidiaries existing on the Restatement Closing Date in the capital stock of the Subsidiaries and other investments by the Borrower and its Restricted Subsidiaries existing on the Restatement Closing Date and set forth in
     Schedule 6.04 to the Existing Credit Agreement;

          (b) Permitted Investments;

          (c) [Intentionally Omitted]

          (d) the Borrower may make any Permitted Acquisition; provided that the Borrower complies, and causes any acquired entity to comply, with the applicable provisions of Section 5.11 and the Security Documents with respect to the person or assets so acquired;

          (e) the Borrower and the Restricted Subsidiaries (other than Inactive Subsidiaries) may make loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $5,000,000 in the aggregate at any time outstanding;

          (f) Consolidated Capital Expenditures permitted pursuant to Section 6.10;

          (g) cash collateral provided to the Collateral Agent pursuant to the Loan Documents;

          (h) promissory notes issued by any purchaser in connection with any Asset Sale permitted pursuant to Section 6.05(b);

          (i) provided that no Default or Event of Default shall have occurred and be continuing at the time of such payment or after giving effect thereto, (A) the purchase by the Borrower of shares of its common stock (for not more than fair market value) in connection with the delivery of such stock to grantees under any stock option plan (upon the exercise by such grantees of their stock options) or any other deferred compensation plan of the Borrower approved by the board of directors of the Borrower and
     (B) the repurchase of shares of, or options to purchase shares of, common stock of the Borrower or any of its Subsidiaries from employees, former employees, directors or former directors of the Borrower or any of its Subsidiaries (or permitted transferees of such employees, former employees, directors or former directors) pursuant to the terms of the agreements (including employment agreements) or plans (or amendments thereto) approved by the board of directors of the Borrower under which such individuals purchase or sell or are granted the option to purchase or sell, such common stock; provided that the aggregate amount of all such purchases and repurchases permitted under this paragraph (i) shall not exceed $2,400,000 per year or $16,800,000 in the aggregate during the term of this Agreement;

          (j) accounts receivable arising in the ordinary course of business from the sale of inventory;

          (k) Guarantees constituting Indebtedness permitted by Section 6.01;

          (l) investments in joint ventures in Related Businesses and investments in Unrestricted Subsidiaries in a combined aggregate amount (without giving effect to any write down or write off thereof) not exceeding $75,000,000 at any time outstanding;

          (m)  intercompany   loans  and  advances   constituting   Indebtedness
     permitted by Section 6.01(e); and

          (n) other investments in an aggregate amount (without giving effect to any write down or write off thereof) not exceeding $50,000,000 at any time outstanding.

     SECTION 6.05.  Mergers,  Consolidations,  Sales of Assets and Acquisitions.
(a) Merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of its assets (whether now owned or hereafter acquired) or any capital stock of any Subsidiary, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or substantially all of the assets of any other person, except that (i) the Borrower and any Restricted Subsidiary (other than an Inactive Subsidiary or Finsub) may purchase and sell inventory in the ordinary course of business, (ii)(A) the Borrower and any Restricted Subsidiary (other than an Inactive Subsidiary) may sell Program Receivables to Finsub and (B) Finsub may sell Program Receivables pursuant to the Receivables Program Documentation and (iii) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing (A) any wholly owned Subsidiary (other than Finsub) may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (B) any wholly owned Restricted Subsidiary (other than Finsub) may merge into or consolidate with any other wholly owned Subsidiary in a transaction in which the surviving entity is a wholly owned Restricted Subsidiary and no person other than the Borrower or a wholly owned Restricted
Subsidiary receives any consideration; provided that, if either of the wholly owned Subsidiaries party to such merger or consolidation is a Guarantor, then the surviving entity shall be or become a Guarantor, (C) in connection with any Permitted Acquisition pursuant to Section 6.04(d), the Borrower or any wholly owned Subsidiary may acquire or merge into or consolidate with any entity acquired pursuant to such Permitted Acquisition in a transaction in which the surviving entity is the Borrower or a wholly owned Subsidiary; provided that,
(x) if the Borrower is a party to such merger or consolidation, the Borrower shall be the surviving corporation, and (y) if any wholly owned Subsidiary that is a Guarantor merges into or consolidates with any entity acquired pursuant to such Permitted Acquisition, then the surviving entity shall be or become a Guarantor, (D) the Borrower or any Subsidiary may transfer not less than 100% of the capital stock of, or assets of, a Domestic Subsidiary to the Borrower or to any wholly owned Domestic Subsidiary where no person other than the Borrower or a wholly owned Subsidiary receives any consideration; provided that, if (x) such capital stock or such assets being transferred is capital stock of, or assets of, a Guarantor, then the recipient thereof shall be or become a Guarantor, and
(y) if the transferor of such capital stock or such assets is a Guarantor, then the recipient thereof shall be or become a Guarantor, (E) the Borrower or any Subsidiary may transfer not less than 100% of the capital stock of a Foreign Subsidiary Issuer to any Special Purpose Foreign Holding Subsidiary where no person other than the Borrower or a wholly owned Subsidiary receives any consideration, (F) any Second-Tier Foreign Subsidiary may transfer not less than 100% of the capital stock of, or assets of, a Second-Tier Foreign Subsidiary to the Borrower or any wholly owned Subsidiary where no person other than the Borrower or a wholly owned Subsidiary receives any consideration and (G) the Borrower or any Subsidiary may transfer not less than 100% of the capital stock of, or assets of, a Second-Tier Foreign Subsidiary to any Special Purpose Foreign Holding Subsidiary or any Foreign Subsidiary Issuer where no person other than the Borrower or a wholly owned Subsidiary receives any consideration; provided, however, that any merger, consolidation or transfer of assets by or between the Borrower or a Restricted Subsidiary, on the one hand, and an Unrestricted Subsidiary, on the other hand, shall be subject to the limitation set forth in Section 6.04(1).

     (b) Engage in any Asset Sale not otherwise prohibited by Section 6.05(a) unless all of the following conditions are met: (i) the consideration received is at least equal to the fair market value of such assets; (ii) at least 80% of the consideration received is cash; (iii) the Net Cash Proceeds of such Asset Sale are applied as required by Section 2.13(a); (iv) after giving effect to the sale or other disposition of the assets included within the Asset Sale and the repayment of Indebtedness with the proceeds thereof, the Borrower is in compliance on a pro forma basis with the covenants set forth in Sections 6.11,
6.12 and 6.13 recomputed for the most recently ended fiscal quarter for which information is available and is in compliance with all other terms and conditions contained in this Agreement; and (v) no Default or Event of Default shall result from such Asset Sale.

     SECTION 6.06. Dividends and Distributions; Restrictions on Ability of Restricted Subsidiaries to Pay Dividends. (a) Declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any shares of its capital stock or directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any Restricted Subsidiary to purchase or acquire) any shares of any class of its capital stock or set aside any amount for any such purpose; provided, however, that (i) any Restricted Subsidiary may declare and pay dividends or make other distributions to the Borrower of which it is a Restricted Subsidiary and (ii) the Borrower may pay dividends on, and redeem and repurchase its capital stock, provided that all of the following conditions are satisfied: (A) at the time of such dividend, redemption or purchase and after giving effect thereto, no Default or Event of Default has occurred and is continuing or would arise as a result thereof; (B) the amount of all dividends, redemptions and purchases made pursuant to this clause (ii) together with all distributions and payments made pursuant to Section 6.09(b)(i), since the Original Closing Date shall not exceed $50,000,000, and (c) on a pro forma basis and after giving effect to such payment and all other payments pursuant to this clause (a) and Section 6.09(b)(i) made after the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.04(a) or (b), as applicable, as if such payments were made in the four-fiscal-quarter period ending on such last day of such fiscal quarter, the Consolidated Leverage Ratio as of the end of such four-fiscal-quarter period shall be less than 3.85 to 1.00 and provided further that the Borrower may at any time pay dividends with respect to its capital stock solely in additional shares of its capital stock.

     (b) Permit its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Restricted Subsidiary to (i) pay any dividends or make any other distributions on its capital stock or any other interest or (ii) make or repay any loans or advances to the Borrower or the parent of such Restricted Subsidiary, except, in the case of Finsub, for encumbrances or restrictions existing pursuant to the Receivables Program Documentation.

     SECTION 6.07. Transactions with Affiliates. Sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except that the

Borrower or any Restricted Subsidiary may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Restricted Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, and except that this Section shall not apply to any transaction between or among the Borrower and the Subsidiary Guarantors or any transaction between the Borrower or any Restricted Subsidiary (other than an Inactive Subsidiary) and Finsub pursuant to the Receivables Program.

     SECTION 6.08. Business of the Borrower and Restricted Subsidiaries. Engage at any time in any business or business activity other than the Related Business; provided, however, that (a) UK Holdings shall not engage in any trade or business, or otherwise conduct any business activity, other than the ownership, of any Foreign Subsidiary and activities incidental to such ownership, (b) Finsub shall not engage in any trade or business, or otherwise conduct any business activity, other than the performance of its obligations pursuant to the Receivables Program and other incidental activities and (c) each Special Purpose Foreign Holding Subsidiary shall not engage in any trade or business or otherwise conduct any business activity, other than as permitted by the definition of Special Purpose Foreign Holding Subsidiary.

     SECTION 6.09. Other Indebtedness and Agreements. (a) Permit any waiver, supplement, modification, amendment, termination or release of any indenture, instrument or agreement pursuant to which any Indebtedness of the Borrower or any Restricted Subsidiary in an aggregate principal amount in excess of $5,000,000 is outstanding if the effect of such waiver, supplement, modification, amendment, termination or release is to (i) increase the interest rate on such Indebtedness; (ii) accelerate the dates upon which payments of principal or interest are due on such Indebtedness; (iii) add or change any event of default or add any material covenant with respect to such Indebtedness;
(iv) change the prepayment provisions of such Indebtedness in any manner adverse to the Lenders; (v) change the subordination provisions thereof (or the subordination terms of any Guarantee thereof); or (vi) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights on the holder of such Indebtedness in a manner adverse to the Borrower, any Restricted Subsidiary, the Administrative Agent or the Lenders.

     (b)(i) Make any distribution, whether in cash, property, securities or a combination thereof, other than regular scheduled payments of principal and interest as and when due (to the extent not prohibited by applicable subordination provisions), in respect of, or pay, or offer or commit to pay, or directly or indirectly redeem, repurchase, retire or otherwise acquire for consideration, or set apart any sum for the aforesaid purposes, any Indebtedness for borrowed money (other than the Loans and the Existing Loans) of the Borrower or any Restricted Subsidiary except that (A) the Borrower shall be permitted to use the Net Cash Proceeds of any Equity Issuance to prepay not more than one-third of the Senior Subordinated Notes, the New Subordinated Notes or any other Indebtedness, (B) the Borrower and its Restricted Subsidiaries shall be permitted to make any such distribution or payment if all of the following conditions are satisfied: (1) at the time of such distribution or payment and after giving effect thereto, no Default or Event of Default has occurred and is continuing or would arise as a result thereof; (2) the amount of all such distributions and payments made pursuant to this clause (i), together with all dividends, redemptions and purchases made pursuant to Section 6.06(a)(ii), since the Original Closing Date shall not exceed $50,000,000; and (3) on a pro forma basis and after giving effect to such distribution or payment and all other distributions or payments pursuant to this clause (i) and Section 6.06(a) made after the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 5.04(a) or (b), as applicable, as if such payments or distributions were made in the four-fiscal-quarter period ending on such last day of such fiscal quarter, the Consolidated Leverage Ratio as of the end of such four-fiscal-quarter period shall be less than 3.85 to 1.00, or (ii) pay in cash any amount in respect of such Indebtedness that may at the obligor's option be paid in kind or in other securities and (C) the Borrower may at any time repay Indebtedness of the Borrower or any Restricted Subsidiary solely in shares of its capital stock.

     SECTION  6.10.  Capital  Expenditures.   Permit  the  aggregate  amount  of
Consolidated Capital Expenditures made by the Borrower and its Restricted Subsidiaries, taken as a whole, in any fiscal year of the Borrower to exceed $25,000,000 plus 75% of all Consolidated Capital Expenditures made by Restricted Subsidiaries within twelve months prior to such Restricted Subsidiaries being acquired as Permitted Acquisitions. The amount of permitted Consolidated Capital Expenditures set forth in the immediately preceding sentence in respect of any fiscal year shall be increased by (a) the amount of unused permitted Consolidated Capital Expenditures for the immediately preceding fiscal year less
(b) an amount equal to unused Consolidated Capital Expenditures carried forward to such preceding fiscal year.

     SECTION 6.11. Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio on the last day of any fiscal quarter of the Borrower ending during any period set forth below to be in excess of the ratio set forth below for such period:

         Period                                            Ratio

         April 1, 2000 - March 31, 2001              5.00 to 1.00
         April 1, 2001 - March 31, 2002              4.50 to 1.00
         April 1, 2002 - March 31, 2003              3.75 to 1.00
         Thereafter                                  3.50 to 1.00

     SECTION 6.12. Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending during any period set forth below to be less than the ratio set forth below for such period:

         Period                                            Ratio

         April 1, 2000 - March 31, 2001              2.10 to 1.00
         April 1, 2001 - March 31, 2002              2.25 to 1.00
         April 1, 2002 - March 31, 2003              2.35 to 1.00
         April 1, 2003 - March 31, 2005              2.50 to 1.00
         Thereafter                                  2.75 to 1.00

     SECTION  6.13.   Consolidated  Fixed  Charge  Coverage  Ratio.  Permit  the
Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending during any period set forth below to be less than the ratio set forth below for such period:

         Period                                            Ratio

         March 29, 2001 - March 31, 2002             1.15 to 1.00
         April 1, 2002 - March 31, 2004              1.20 to 1.00
         April 1, 2004 - March 31, 2005              1.25 to 1.00
         Thereafter                                  1.50 to 1.00

     SECTION 6.14. Fiscal Year. Permit the fiscal year of the Borrower to end on a day other than December 31.

     SECTION 6.15. Designation of Unrestricted Subsidiaries. (a) The Borrower may not designate any Restricted Subsidiary that is a Loan Party (other than Earthking, Inc. and its subsidiaries) as an Unrestricted Subsidiary; provided, that the Borrower may designate any Subsidiary created or acquired after the Restatement Closing Date as an Unrestricted Subsidiary under this Agreement (a "Designation") only if:

          (i) such Subsidiary does not own any capital stock or other equity interests of any Restricted Subsidiary;

          (ii) no Event of Default shall have occurred and be continuing at the time of or after giving effect to such Designation;

          (iii) after giving effect to such Designation and any related investment to be made in such designated Subsidiary by the Borrower or any Restricted Subsidiary, the Borrower and the Restricted Subsidiaries would be in compliance with Section 6.04 and with each of the covenants set forth in Sections 6.11, 6.12 and 6.13; and

          (iv) the  Borrower  has  delivered  to the  Administrative  Agent  (x)
     written  notice  of such  Designation  and  (y) a  certificate,  dated  the effective date of such Designation, of a Financial Officer certifying compliance with the conditions set forth in subclause (iii) above and setting forth reasonably detailed calculations demonstrating such compliance.

     (b) The Borrower may designate any Unrestricted Subsidiary as a Restricted Subsidiary under this Agreement (an "RS Designation") only if:

          (i) no Event of Default shall have occurred and be continuing at the time of or after giving effect to such RS Designation, and after giving effect thereto, the Borrower would be in compliance with each of the covenants set forth in Sections 6.11, 6.12 and 6.13;

          (ii) all Liens on assets of such Unrestricted Subsidiary and all Indebtedness of such Unrestricted Subsidiary outstanding immediately following the RS Designation would, if initially incurred at such time, have been permitted to be incurred pursuant to Sections 6.01 and 6.02, respectively;

          (iii) such designation would meet the applicable criteria of the term"Permitted Acquisition" were the Borrower acquiring 100% of the capital stock of such Unrestricted Subsidiary at such time; and

          (iv) the Borrower has delivered to the Administrative Agent (x) written notice of such RS Designation and (y) a certificate, dated the effective date of such RS Designation, of a Financial Officer certifying compliance with the conditions set forth in subclause (iii) above and setting forth reasonably detailed calculations demonstrating such compliance.

     (c) Upon any such RS Designation with respect to an Unrestricted Subsidiary
(i) the Borrower and the Restricted Subsidiaries shall be deemed to have received a return of their investment in such Unrestricted Subsidiary equal to the lesser of (x) the amount of such Investment immediately prior to such RS Designation and (y) the fair market value (as reasonably determined by the Borrower) of the net assets of such Subsidiary at the time of such RS Designation and (ii) for purposes of Section 6.04(l) the Borrower and the Restricted Subsidiaries shall be deemed to have maintained an investment in an Unrestricted Subsidiary equal to the excess, if positive, of the amount referred to in clause (i)(x) above over the amount referred to in clause (i)(y) above.

     (d) Neither the Borrower nor any  Restricted  Subsidiary  shall at any time
(x) provide a Guarantee of any Indebtedness of any Unrestricted Subsidiary, (y) be directly or indirectly liable for any Indebtedness of any Unrestricted
Subsidiary or (z) be directly or indirectly liable for any other Indebtedness which provides that the holder thereof may (upon notice, lapse of time or both) declare a default thereon (or cause such Indebtedness or the payment thereof to be accelerated, payable or subject to repurchase prior to its final scheduled maturity) upon the occurrence of a default with respect to any other Indebtedness that is Indebtedness of an Unrestricted Subsidiary, except in the case of clause (x) or (y) to the extent permitted under Section 6.01 and Section
6.04 hereof. Except as provided in paragraph (c) above, each Designation shall be irrevocable, and no Unrestricted Subsidiary may become a Restricted Subsidiary, be merged with or into the Borrower or a Restricted Subsidiary or liquidate into or transfer substantially all its assets to the Borrower or a Restricted Subsidiary.

                                   ARTICLE VII

                                Events of Default

     In the case of the happening of any of the following events ("Events of Default"):

          (a) any representation or warranty made or deemed made in or in connection with any Loan Document or the borrowings or issuances of Letters of Credit hereunder, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

          (b) default shall be made in the payment of any principal of any Loan or the reimbursement with respect to any L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

          (c) default shall be made in the payment of any interest on any Loan or any Fee or L/C Disbursement or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three Business Days after notice;

          (d) default shall be made in the due observance or performance by the Borrower or any Subsidiary of any covenant, condition or agreement contained in Section 5.01(a), 5.05 or 5.07 or in Article VI;

          (e) default shall be made in the due observance or performance by the Borrower or any Restricted Subsidiary of any covenant, condition or agreement contained in any Loan Document (other than those specified in (b), (c) or (d) above) and such default shall continue unremedied for a period of 15 days after notice thereof from the Administrative Agent or any Lender to the Borrower;

          (f) the Borrower or any Restricted Subsidiary shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness in a principal amount in excess of $5,000,000, when and as the same shall become due and payable, or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such Indebtedness to become due prior to its stated maturity;

          (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Borrower or any Restricted Subsidiary, or of a substantial part of the property or assets of the Borrower or a Restricted Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Restricted Subsidiary or for a substantial part of the property or assets of the Borrower or any Restricted Subsidiary or
     (iii) the winding-up or liquidation of the Borrower or any Restricted Subsidiary; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (h) the Borrower or any Restricted Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Restricted Subsidiary or for a substantial part of the property or assets of the Borrower or any Restricted Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

          (i) one or more judgments for the payment of money the aggregate amount which is not covered by insurance is in excess of $5,000,000 shall be rendered against the Borrower, any Restricted Subsidiary or any combination thereof and the same shall remain undischarged for a period of

     45 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Borrower or any Restricted Subsidiary to enforce any such judgment;

          (j) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other such ERISA Events, could reasonably be expected to result in liability of the Borrower and its ERISA Affiliates in an aggregate amount exceeding $5,000,000;

          (k) any security interest purported to be created by any Security Document shall cease to be, or shall be asserted by the Borrower or any other Loan Party not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Security Document) security interest in the securities, assets or properties covered thereby, except to the extent that any such loss of perfection or priority results from the failure of the Collateral Agent to maintain possession of certificates representing securities pledged under the Pledge Agreement and except to the extent that such loss is covered by a lender's title insurance policy and the related insurer promptly after such loss shall have acknowledged in writing that such loss is covered by such title insurance policy; or

          (l) there shall have occurred a Change in Control.

then, and in every such event (other than an event with respect to any Borrower described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent, with the consent of the Required Lenders, may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrowers accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to any Borrower described in paragraph (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrowers accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in any other Loan Document to the contrary notwithstanding.

                                  ARTICLE VIII

                The Administrative Agent and the Collateral Agent

     In order to expedite the transactions contemplated by this Agreement, CSFB is hereby appointed to act as Administrative Agent and Collateral Agent on behalf of the Lenders and the Issuing Banks (for purposes of this Article VIII, the Administrative Agent and the Collateral Agent are referred to collectively as the "Agents"). Each of the Lenders, the Issuing Banks, and each assignee of any such Lender or Issuing Bank hereby irrevocably authorizes the Agents to take such actions on behalf of such Lender, Issuing Bank or assignee and to exercise such powers as are specifically delegated to the Agents by the terms and provisions hereof and of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. The Administrative Agent is hereby expressly authorized by the Lenders and the Issuing Banks, without hereby limiting any implied authority, (a) to receive on behalf of the Lenders and the Issuing Banks all payments of principal of and interest on the Loans, all payments in respect of L/C Disbursements and all other amounts due to the Lenders hereunder, and promptly to distribute to each Lender or each Issuing Bank its proper share of each payment so received; (b) to give notice on behalf of each of the Lenders to the Borrower of any Event of Default specified in this Agreement of which the Administrative Agent has actual knowledge acquired in connection with its agency hereunder; and (c) to distribute to each Lender copies of all notices, financial statements and other materials delivered by the Borrower or any other Loan Party pursuant to this Agreement or the other Loan Documents as received by the Administrative Agent. Without limiting the generality of the foregoing, the Agents are hereby expressly authorized to execute any and all documents (including releases) with respect to the Collateral and the Program Receivables and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Security Documents.

     Neither the Agents nor any of their respective directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its or his own gross negligence or wilful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower or any other Loan Party of any of the terms, conditions, covenants or agreements contained in any Loan Document. The Agents shall not be responsible to the Lenders for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement or any other Loan Documents, instruments or agreements. The Agents shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders. Each Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper person or persons. Neither the Agents nor any of their respective directors, officers, employees or agents shall have any responsibility to the Borrower or any other Loan Party on account of the failure of or delay in performance or breach by any Lender or an Issuing Bank of any of its obligations hereunder or to any Lender or an Issuing Bank on account of the failure of or delay in performance or breach by any other Lender or an Issuing Bank or the Borrower or any other Loan Party of any of their respective obligations hereunder or under any other Loan Document or in connection herewith or therewith. Each of the Agents may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by it with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

     The Lenders hereby acknowledge that neither Agent shall be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Lenders.

     Subject to the appointment and acceptance of a successor Agent as provided below, either Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the successor to such Agent shall be selected in accordance with Article VIII of the Existing Credit Agreement and such successor Agent selected thereunder shall serve as the Administrative Agent or the Collateral Agent, as the case may be, hereunder. Without limiting the generality of the foregoing, it is understood and agreed that, at any time, there shall be only one Collateral Agent for all of the Secured Parties. If all Existing Loans and other amounts owing under the Existing Credit Agreement have been repaid and all commitments under the Existing Credit Agreement have been terminated, the Required Lenders shall have the right to appoint a successor Agent. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a bank with an office in New York, New York, having a combined capital and surplus of at least $500,000,000 or an Affiliate of any such bank. Upon the acceptance of any appointment as Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder. After the Agent's resignation hereunder, the provisions of this
Article VIII and Section 9.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     With respect to the Loans made by it hereunder, each Agent in its individual capacity and not as Agent shall have the same rights and powers as any other Lender and may exercise the same as though it were not an Agent, and the Agents and their Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not an Agent.

     Each Lender agrees (a) to reimburse the Agents, on demand, in the amount of its pro rata share (based on the sum of its aggregate available Commitments and outstanding Loans hereunder) of any expenses incurred for the benefit of the Lenders by the Agents, including counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, that shall not have been reimbursed by the Borrower and (b) to indemnify and hold harmless each Agent and any of its directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against it in its capacity as Agent or any of them in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reimbursed by the Borrower or any other Loan Party; provided that no Lender shall be liable to an Agent or any such other indemnified person for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Agent or any of its directors, officers, employees or agents. Each Revolving Credit Lender agrees to reimburse each of the Issuing Banks and their directors, employees and agents, in each case, to the same extent and subject to the same limitations as provided above for the Agents.

     Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.


                                   ARTICLE IX

                                  Miscellaneous

     SECTION 9.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to the Borrower, to it at 500 Post Road East, Westport, CT 06880, Attention of General Counsel (Telecopy No. (203) 227-1647);

          (b) if to the Administrative Agent, to Credit Suisse First Boston, 11 Madison Avenue, New York, New York 10010, Attention of Dan Sullivan (Telecopy No. (212) 325-9938;

          (c) if to a Lender, to it at its address (or telecopy number) set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto; and

     (d) if to an Existing Lender that is not also a Lender, to it in care of Credit Suisse First Boston, 11 Madison Avenue, New York, New York 10010, Attention of Dan Sullivan (Telecopy No. (212) 325-9938).

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this
Section 9.01.

     SECTION 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and the Issuing Banks and shall survive the making by the Lenders of the Loans and the issuance of Letters of Credit by the Issuing Banks, regardless of any investigation made by the Lenders or the Issuing Banks or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other amount payable under this Agreement or any other Loan Document or the Additional L/C Facility is outstanding and unpaid or any Letter of Credit or Additional Letter of Credit is outstanding and unpaid and so long as the Commitments have not been terminated. The provisions of Sections 2.14, 2.16,
2.20 and 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent or any Lender or any Issuing Bank.

     SECTION 9.03. Binding Effect. This Agreement shall become effective as provided in the Amendment Agreement, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

     SECTION 9.04. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrower, the Administrative Agent, the Issuing Banks or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

     (b) Each Lender may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided, however, that (i) except in the case of an assignment to a Lender or an Affiliate of such Lender or an Approved Fund, (x) the Borrower and the Administrative Agent (and, in the case of any assignment of a Revolving Credit Commitment, the Issuing Banks) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld) and (y) the amount of the Commitment or Loans, as applicable, of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 (or, if less, the entire remaining amount of such Lender's Commitment or Loans, as applicable), (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and
(iii) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. For purposes of this
Section 9.04(b), "Approved Fund" shall mean, with respect to any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans which is managed or advised by the same investment advisor as such Lender or by an affiliate of such investment advisor. Upon acceptance and recording pursuant to paragraph (e) of this Section 9.04, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.16,
2.20 and 9.05, as well as to any Fees accrued for its account and not yet paid).

     (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Commitments and the outstanding balances of its Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Borrower or any Subsidiary or the performance or observance by the Borrower or any Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 3.05 or delivered pursuant to Section 5.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Administrative Agent, the Collateral Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

     (d) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive and the Borrower, the Administrative Agent, the Issuing Banks, the Collateral Agent and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Issuing Bank, the Collateral Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

     (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph
(b) above and, if required,  the written  consent of the  Borrower,  the Issuing

Banks and the Administrative Agent to such assignment, the Administrative Agent shall (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Lenders and the Issuing Banks. No assignment shall be effective unless it has been recorded in the Register as provided in this paragraph (e).

     (f) Each Lender may without the consent of the Borrower, the Issuing Banks or the Administrative Agent sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other entities shall be entitled to the benefit of the cost protection provisions contained in Sections 2.14, 2.16 and 2.20 to the same extent as if they were Lenders and (iv) the Borrower, the Administrative Agent, the Issuing Banks and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to the Loans or L/C Disbursements and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing any fees payable hereunder or the amount of principal of or the rate at which interest is payable on the Loans, extending any scheduled principal payment date or date fixed for the payment of interest on the Loans, releasing the Borrower or any Subsidiary Guarantor or all or any substantial part of the Collateral or increasing or extending the Commitment applicable to such participant).

     (g) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure of information designated by the Borrower as confidential, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of such confidential information on terms no less restrictive than those applicable to the Lenders pursuant to
Section 9.16.

     (h) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest, provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

     (i) The Borrower shall not assign or delegate any of its rights or duties hereunder without the prior written consent of the Administrative Agent, each Issuing Bank and each Lender, and any attempted assignment without such consent shall be null and void.

     (j) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC"), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.04, (i) any SPC may (x) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefore, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (y) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC, and
(ii) the  protections  afforded to any SPC  pursuant to the  provisions  of this
Section 9.04(j) may not be amended or modified without the written consent of such SPC.

     (k) In the event that Standard & Poor's Ratings Group, Moody's Investors Service, Inc., and Thompson's BankWatch (or Insurance Watch Ratings Service, in the case of Lenders that are insurance companies (or Best's Insurance Reports, if such insurance company is not rated by Insurance Watch Ratings Service)) shall, after the date that any Lender becomes a Revolving Credit Lender, downgrade the long-term certificate deposit ratings of such Lender, and the resulting ratings shall be below BBB-, Baa3 and C (or BB, in the case of a Lender that is an insurance company (or B, in the case of an insurance company not rated by Insurance Watch Ratings Service)), then each Issuing Bank shall have the right, but not the obligation, at its own expense, upon notice to such Lender and the Administrative Agent, to replace (or to request the Borrower to use its reasonable efforts to replace) such Lender with an assignee (in accordance with and subject to the restrictions contained in paragraph (b) above), and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in paragraph (b) above) all its interests, rights and obligations in respect of its Revolving Credit Commitment to such assignee; provided, however, that (i) no such assignment shall conflict with any law, rule and regulation or order of any Governmental Authority and (ii) the applicable Issuing Bank or such assignee, as the case may be, shall pay to such Lender in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Loans made by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

     SECTION 9.05. Expenses; Indemnity. (a) The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Issuing Banks and the Collateral Agent in connection with the syndication of the credit facilities provided for herein and the preparation and administration of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated) or incurred by the Administrative Agent, the Collateral Agent or any Lender in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents or in connection with the Loans made or Letters of Credit issued hereunder, as applicable, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent and the Collateral Agent, and, in connection with any such enforcement or protection, the fees, charges and disbursements of any other counsel for the Administrative Agent, the Collateral Agent or any Lender.

     (b) The Borrower agrees to indemnify the Administrative Agent, the Collateral Agent, each Lender and each Issuing Bank, each Affiliate of any of the foregoing persons and each of their respective directors, officers, employees and agents (each such person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby, (ii) the use of the proceeds of the Loans or issuance of Letters of Credit, (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, or (iv) any actual or alleged presence, Release or threat of Release of Hazardous Materials on any Properties, or any Environmental Claim related in any way to the Borrower or the Subsidiaries; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

     (c) The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent, an Issuing Bank or any Lender. All amounts due under this Section 9.05 shall be payable on written demand therefor.

     SECTION 9.06. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement and other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this
Section 9.06 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

     SECTION 9.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO SUCH LAWS OR RULES ARE DESIGNATED, THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500 (THE "UNIFORM CUSTOMS") AND, AS TO MATTERS NOT GOVERNED BY THE UNIFORM CUSTOMS, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 9.08. Waivers; Amendment. (a) No failure or delay of the Administrative Agent, the Collateral Agent, an Issuing Bank or any Lender in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders; provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan or any date for reimbursement of an L/C Disbursement, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan or L/C Disbursement, without the prior written consent of each Lender affected thereby, (ii) change or extend the Commitment or decrease or extend the date for payment of the Facility Fees of any Lender without the prior written consent of such Lender, or (iii) amend or modify the pro rata sharing provisions of Section 2.17 or the provisions of Section 9.04(i), the provisions of this Section, the definition of the term "Required Lenders" or release the Borrower or any Subsidiary Guarantor or all or any substantial part of the Collateral, without the prior written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any Issuing Bank or the Collateral Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent, such Issuing Bank or the Collateral Agent.

     SECTION 9.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or participation in any L/C Disbursement, together with all fees, charges and other amounts which are treated as interest on such Loan or participation in any L/C Disbursement under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan or participation in accordance with applicable law, the rate of interest payable in respect of such Loan or participation hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan or participation but were not payable as a result of the operation of this Section
9.09 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or participations or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

     SECTION 9.10. Entire Agreement. This Agreement, the other Loan Documents and the Fee Letter constitute the entire contract among the parties relative to the subject matter hereof. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Except as provided in Section 9.17, nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

     SECTION 9.11. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.11.

     SECTION 9.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 9.13. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 9.03. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

     SECTION 9.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this

Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     SECTION 9.15. Jurisdiction; Consent to Service of Process. (a) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, or any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrower or its properties in the courts of any jurisdiction.

     (b) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 9.16. Confidentiality. The Administrative Agent, the Collateral Agent, each Issuing Bank and each of the Lenders agrees to keep confidential (and to use its best efforts to cause its respective agents and representatives to keep confidential) the Information (as defined below) and all copies thereof, extracts therefrom and analyses or other materials based thereon, except that the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender shall be permitted to disclose Information (a) to such of its respective officers, directors, employees, agents, affiliates and representatives as need to know such Information, (b) to the extent requested by any regulatory authority (provided such authority shall be advised of the confidential nature of the Information), (c) to the extent otherwise required by applicable laws and regulations or by any subpoena or similar legal process, (d) in connection with any suit, action or proceeding relating to the enforcement of its rights hereunder or under the other Loan Documents, (e) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty (or its affiliates) is not a competitor of the Borrower or any of its Subsidiaries and agrees to be bound by the provisions of this Section 9.16) or (f) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 9.16 or (ii) becomes available to the Administrative Agent, any Issuing Bank, any Lender or the Collateral Agent on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, "Information" shall mean all financial statements, certificates, reports, agreements and information (including all analyses, compilations and studies prepared by the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender based on any of the foregoing) that are received from the Borrower and related to the Borrower, any shareholder of the Borrower or any employee, customer or supplier of the Borrower, other than any of the foregoing that were available to the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender on a nonconfidential basis prior to its disclosure thereto by the Borrower, and which are in the case of Information provided after the Closing Date, clearly identified at the time of delivery as confidential. The provisions of this Section 10.16 shall remain operative and in full force and effect regardless of the expiration and term of this Agreement.

     SECTION 9.17. Rights of Existing Lenders. Without the consent of each Existing Lender, the Borrower and the Lenders shall not enter into, consent to or approve of any amendment, modification or waiver of any provision of this Agreement or any other Loan Document if, as a result of such amendment, waiver or modification, any Existing Lender would no longer be entitled to the pro rata sharing requirements of Section 2.22 or the mandatory participation provisions of Section 2.18 and any such attempted amendment, modification or waiver shall be null and void. Each Existing Lender shall be entitled to enforce the provisions of this Section 9.17.

     SECTION 9.18. Designated Senior Indebtedness. For the purposes of each indenture governing the Senior Subordinated Notes, the New Subordinated Notes or the Additional Subordinated Notes, the Loans and all Fees and all other expenses or amounts payable under this Agreement shall be "Designated Senior Indebtedness" as such term is defined in such indentures.

     SECTION 9.19. Rights of Additional L/C Issuing Banks. Without the consent of each Additional L/C Issuing Bank, the Borrowers and the Lenders shall not enter into, consent to or approve of any amendment, modification or waiver of any provision of this Agreement or any other Loan Document if, as a result of such amendment, waiver or modification, (a) any Additional L/C Issuing Bank would no longer be entitled to (i) its ratable share in the benefits of the Collateral, (ii) the pro rata sharing requirements of Section 2.22 or (iii) the mandatory participation provisions of Section 2.18, (b) all or substantially all of the Collateral would be released or (c) any Guarantor would be released from its obligations under the applicable Loan Document or Loan Documents, and any such attempted amendment, modification or waiver shall be null and void. Each

Additional  L/C Issuing Bank shall be entitled to enforce the provisions of this
Section 9.19 and shall be deemed to have issued Additional Letters of Credit, as applicable, in reliance on this Section 9.19.

     SECTION 9.20. Effect of Restatement. This Agreement shall, except as otherwise expressly set forth herein, supersede the Original Tranche C Credit Agreement from and after the Restatement Closing Date with respect to the transactions hereunder and with respect to the outstanding Loans. The parties hereto acknowledge and agree, however, that (i) this Agreement and all other Loan Documents executed and delivered herewith do not constitute a novation, payment and reborrowing or termination of the Obligations under the Original Tranche C Credit Agreement and the other Loan Documents as in effect immediately prior to the Restatement Closing Date, (ii) such Obligations are in all respects continuing with only the terms being modified as provided in this Agreement and the other Loan Documents, (iii) the liens and security interests in favor of the Agent for the benefit of the Lenders and the other Secured Parties securing payment of such Obligations are in all respects continuing and in full force and effect with respect to all Obligations and (iv) all references in the other Loan Documents to this Agreement shall be deemed to refer without further amendment to this Agreement.



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